UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08603

Name of Fund: BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Debt Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2015

Date of reporting period: 02/28/2015

Item 1 –	Report to Stockholders

FEBRUARY 28, 2015

ANNUAL REPORT

BlackRock Debt Strategies Fund, Inc. (DSU)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

The Markets in Review

Dear Shareholder,

Market volatility, while remaining below the long-term average level, increased over the course of 2014 and into 2015, driven largely by higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower during the period.

The first half of 2014 was generally a strong period for most asset classes; however, volatility ticked up in the summer as geopolitical tensions intensified in Ukraine and the Middle East and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened versus other currencies, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter that resulted in the strong performance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy, causing further strengthening in the U.S. dollar. Fixed income investors piled into U.S. Treasuries where yields remained persistently low, but were comparatively higher than yields on international sovereign debt, while equity investors favored the relative stability of U.S.-based companies amid rising global risks.

Oil prices, which had been gradually declining since mid-summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy-related assets sold off sharply and emerging markets struggled as many of those economies rely heavily on oil exports. Conversely, the consumer sectors benefited from lower oil prices as savings at the gas pumps freed up discretionary income for other goods and services.

These trends shifted in early 2015. U.S. equities underperformed international markets given high valuations and the anticipation of a rate hike from the Fed. Oil prices showed signs of stabilizing as suppliers became more disciplined in their exploration and production efforts. Markets in Europe and Japan rebounded, driven largely by central bank policy accommodation and improving economic data.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	15.51%
U.S. small cap equities (Russell 2000® Index)	5.70	5.63
International equities (MSCI Europe, Australasia, Far East Index)	(1.26)	(0.03)
Emerging market equities (MSCI Emerging Markets Index)	(8.30)	5.01
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.14	8.66
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.25	5.05
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.17	6.47
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.08)	2.81
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of February 28, 2015

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. The Fund’s secondary objective is to provide capital appreciation. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended February 28, 2015, the Fund returned 0.66% based on market price and 4.15% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 0.83% based on market price and 2.14% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Fund generally invests about 50% of its assets in high yield bonds and about 50% in floating rate loan interests (bank loans). Both the high yield bond and loan sectors performed well early in the 12-month period, and then weakened in late 2014 before rebounding to end the period with modestly positive returns. The Fund’s top 25 holdings, representing approximately 20% of assets, provided mainly positive returns. Top performers for the fund over the period included Geo Specialty Chemicals, Inc. (chemicals), First Data Corporation (technology), Level 3 Communications, Inc. (diversified telecommunication services), Ally Financial, Inc. (diversified financial services), and HD Supply, Inc. (industrial distribution), all within the top 25 holdings.

•

Holdings in the oil sector detracted from performance as the price of crude oil declined from approximately $100 to $50 per barrel over the period, leading to significant price declines on both high yield bonds and loans in the sector. Holdings in metals and mining likewise detracted as that sector also endured negative returns.

Describe recent portfolio activity.

•	During the period, the Fund modestly reduced risk and increased liquidity in the portfolio in light of expectations for increased market volatility going forward.

Describe portfolio positioning at period end.

•

At period end the Fund held 54% of its total portfolio in floating rate loan interests and 43% in corporate bonds, with the remainder invested in asset-backed securities, common stocks and other interests. The Fund was 27% leveraged. It was also broadly diversified in approximately 500 issuers, consistent with a more mature market cycle where pricing differentials among various issuers have become compressed.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of February 28, 2015 ($3.81)[1]	7.56%
Current Monthly Distribution per Common Share[2]	$0.024
Current Annualized Distribution per Common Share[2]	$0.288
Economic Leverage as of February 28, 2015[3]	27%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 7.

Market Price and Net Asset Value Per Share Summary

	2/28/15	2/28/14	Change	High	Low
Market Price	$3.81	$4.08	(6.62)%	$4.19	$3.52
Net Asset Value	$4.29	$4.44	(3.38)%	$4.47	$4.12

Market Price and Net Asset Value History For the Past Five Years

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	5

Overview of the Fund’s Total Investments

Portfolio Composition	2/28/15		2/28/14
Floating Rate Loan Interests	54%		52%
Corporate Bonds	43		44
Asset-Backed Securities	2		1
Common Stocks	1		1
Other Interests	—	[1]	1
Short-Term Securities	—		1
Other	—	[2]	—	[3]

[1]	Representing less than 1% of the Fund’s total investments.

[2]	Includes a less than 1% holding in each of the following investment types: Non-Agency Mortgage-Backed Securities, Options Purchased, Preferred Securities and Warrants.

[3]	Includes a less than 1% holding in each of the following investment types: Non-Agency Mortgage-Backed Securities, Options Purchased, Options Written, Preferred Securities and Warrants.

Credit Quality Allocation[4,5]	2/28/15	2/28/14[6]
BBB/Baa	7%	5%
BB/Ba	41	39
B	43	45
CCC/Caa	5	6
N/R	4	5

[4]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[5]	Excludes short-term securities.

[6]	Information has been revised to conform to current year presentation.

6	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of its common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Fund’s NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shares.

The Fund may utilize leverage through a credit facility as described in the Notes to Consolidated Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of their total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	7

Consolidated Schedule of Investments February 28, 2015	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Chemicals — 0.1%
GEO Specialty Chemicals, Inc. (a)		481,806	$419,171
LyondellBasell Industries NV, Class A		26	2,234

			421,405
Diversified Consumer Services — 0.5%
Cengage Thomson Learning (a)		49,549	1,068,425
Houghton Mifflin Harcourt Co. (a)		147,998	2,927,400

			3,995,825
Diversified Financial Services — 0.1%
Kcad Holdings I Ltd. (a)		756,012,055	756,012
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		5,037	9,067
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		286,757	3
Media — 0.0%
Adelphia Recovery Trust (a)		396,568	1,150
Adept Communications Corp., Class A		400,000	3,000

			4,150
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd. (a)		803,254	2,131,601
Ainsworth Lumber Co. Ltd. (a)(b)		695,930	1,876,077

			4,007,678
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (a)		1,707	55,751
Total Common Stocks — 1.2%			9,249,891

Asset-Backed Securities (b)	Par (000)
ACAS CLO, Ltd., Series 2014-2A, Class D, 4.13%, 1/15/27 (c)	USD	2,500	2,424,780
Adams Mill CLO Ltd., Series 2014-1A, Class D1, 3.75%, 7/15/26 (c)		450	415,125
ALM Loan Funding, Series 2013-7RA (c):
Class C, 3.71%, 4/24/24		1,310	1,271,101
Class D, 5.26%, 4/24/24		1,150	1,067,258
ALM XIV Ltd., Series 2014-14A, Class C, 3.71%, 7/28/26 (c)		713	676,264
Atlas Senior Loan Fund Ltd., Series 2014-6A, Class D, 3.96%, 10/15/26 (c)		1,240	1,180,185
Atrium CDO Corp., Series 9A, Class D, 3.76%, 2/28/24 (c)		1,300	1,249,378
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.75%, 7/15/24 (c)		900	851,553
Asset-Backed Securities (b)	Par (000)		Value
Carlyle Global Market Strategies CLO Ltd. (c):
Series 2012-4A, Class D, 4.76%, 1/20/25	USD	900	$909,862
Series 2013-1A, Class C, 4.26%, 2/14/25		250	247,242
Cent CLO 22, Ltd., Series 2014-22A, Class C, 3.98%, 11/07/26 (c)		625	593,375
CFIP CLO Ltd., Series 2013-1A, Class D, 4.01%, 4/20/24 (c)		1,500	1,412,771
CIFC Funding Ltd., Series 2014-3A, Class D, 3.66%, 7/22/26 (c)		250	235,676
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.26%, 4/20/23 (c)		1,170	1,157,016
Galaxy CLO Ltd., Series 2014-18A, Class C1, 3.26%, 10/15/26 (c)		625	616,944
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.76%, 10/23/25 (c)		555	524,251
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class C, 3.98%, 11/14/25 (c)		1,000	953,770
Octagon Investment Partners XX Ltd., Series 2014-1A, Class D, 3.91%, 8/12/26 (c)		350	337,750
OZLM Funding Ltd., Series 2012-2A, Class C, 4.60%, 10/30/23 (c)		500	501,333
OZLM IX, Ltd., Series 2014-9A, Class C, 3.85%, 1/20/27 (c)		1,000	954,204
OZLM VII Ltd., Series 2014-7A, Class C, 3.86%, 7/17/26 (c)		500	477,210
Regatta Funding LP, Series 2013-2A, Class C, 4.25%, 1/15/25 (c)		750	725,627
Symphony CLO Ltd., Series 2012-10A, Class D, 5.51%, 7/23/23 (c)		650	650,598
Voya CLO, Ltd., Series 2014-4A, Class SUB, 0.00%, 10/14/26		1,000	940,700
Total Asset-Backed Securities — 2.5%			20,373,973

Corporate Bonds
Aerospace & Defense — 0.9%
Bombardier, Inc., 7.50%, 3/15/25 (b)(d)		205	205,000
DigitalGlobe, Inc., 5.25%, 2/01/21 (b)		1,017	986,490
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (b)		307	321,966
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)		347	388,640
TransDigm, Inc.:
5.50%, 10/15/20		2,250	2,227,500
6.00%, 7/15/22		2,205	2,232,563
6.50%, 7/15/24		1,030	1,053,175

			7,415,334

Portfolio Abbreviations

CAD	Canadian Dollar
CLO	Collateralized Loan Obligation
DIP	Debtor-In-Possession
EUR	Euro
GBP	British Pound
MSCI	Morgan Stanley Capital International
PIK	Payment-In-Kind
USD	U.S. Dollar

See Notes to Consolidated Financial Statements.

8	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Airlines — 1.4%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (b)	USD	712	$745,072
American Airlines Group, Inc., 4.63%, 3/01/20 (b)		542	542,678
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (b)		3,195	3,226,950
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		2,390	2,533,400
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		245	276,623
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23		2,300	2,391,774
Virgin Australia Trust, Series 2013-1, Class C, 7.13%, 10/23/18 (b)		1,093	1,111,707

			10,828,204
Auto Components — 1.8%
Affinia Group, Inc., 7.75%, 5/01/21		1,200	1,248,000
Autodis SA, 6.50%, 2/01/19	EUR	100	117,621
Dana Holding Corp., 6.75%, 2/15/21	USD	180	190,800
Delphi Corp., 6.13%, 5/15/21		380	414,137
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		145	146,812
4.88%, 3/15/19		4,609	4,741,739
Jaguar Land Rover Automotive PLC:
8.25%, 3/15/20	GBP	569	977,279
5.63%, 2/01/23 (b)	USD	425	456,875
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (b)		194	206,367
Schaeffler Holding Finance BV (e):
(5.75% Cash or 6.50% PIK), 5.75%, 11/15/21	EUR	145	175,649
(6.25% Cash or 0.00% PIK), 6.25%, 11/15/19 (b)	USD	738	782,280
(6.75% Cash or 0.00% PIK), 6.75%, 11/15/22 (b)		3,522	3,856,590
(6.88% Cash), 6.88%, 8/15/18	EUR	385	453,453
Titan International, Inc., 6.88%, 10/01/20	USD	300	273,000
Venture Holdings Co. LLC:
12.00%, 7/01/49		5,150	1
Series B, 9.50%, 7/01/05 (a)(f)		5,125	1

			14,040,604
Automobiles — 0.5%
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19		1,341	1,416,659
General Motors Co.:
4.88%, 10/02/23		495	539,236
6.25%, 10/02/43		1,345	1,668,910
5.20%, 4/01/45		680	752,849

			4,377,654
Banks — 0.8%
Banco Espirito Santo SA:
2.63%, 5/08/17	EUR	100	109,756
4.75%, 1/15/18		200	233,322
4.00%, 1/21/19		100	115,111
Corporate Bonds	Par (000)		Value
Banks (concluded)
CIT Group, Inc.:
5.00%, 5/15/17	USD	950	$988,000
5.25%, 3/15/18		1,434	1,514,304
6.63%, 4/01/18 (b)		295	321,919
5.50%, 2/15/19 (b)		3,099	3,311,901
5.00%, 8/01/23		130	137,150
Lloyds Bank PLC, 11.88%, 12/16/21 (c)	EUR	12	16,007

			6,747,470
Beverages — 0.1%
Constellation Brands, Inc.:
7.25%, 5/15/17	USD	87	96,788
3.88%, 11/15/19		362	375,575

			472,363
Building Products — 0.8%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (b)		210	214,200
BMBG Bond Finance SCA, 5.07%, 10/15/20 (c)	EUR	245	275,857
Builders FirstSource, Inc., 7.63%, 6/01/21 (b)	USD	464	469,800
Building Materials Corp. of America, 6.75%, 5/01/21 (b)		920	989,000
Cemex SAB de CV:
5.88%, 3/25/19 (b)		260	269,165
4.38%, 3/05/23	EUR	100	111,905
5.70%, 1/11/25 (b)	USD	825	808,912
CPG Merger Sub LLC, 8.00%, 10/01/21 (b)		740	747,400
Ply Gem Industries, Inc., 6.50%, 2/01/22		1,755	1,702,350
USG Corp., 9.75%, 1/15/18		980	1,128,245

			6,716,834
Capital Markets — 0.7%
American Capital Ltd., 6.50%, 9/15/18 (b)		1,070	1,116,813
Blackstone CQP Holdco LP, 9.30%, 3/18/19		1,332	1,318,822
E*Trade Financial Corp.:
0.00%, 8/31/19 (b)(g)(h)		593	1,495,119
5.38%, 11/15/22		773	815,515
Series A, 0.00%, 8/31/19 (g)(h)		100	252,128
Orange SA, 4.00% (c)(i)	EUR	250	304,499

			5,302,896
Chemicals — 2.8%
Ashland, Inc., 3.88%, 4/15/18	USD	730	759,200
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV:
5.75%, 2/01/21	EUR	100	118,619
7.38%, 5/01/21 (b)	USD	151	163,458
Axiall Corp., 4.88%, 5/15/23		39	39,683
Celanese US Holdings LLC, 5.88%, 6/15/21		324	352,350
Chemtura Corp., 5.75%, 7/15/21		221	219,342
GEO Specialty Chemicals, Inc., 7.50%, 3/31/15		6,039	13,769,855
Huntsman International LLC:
4.88%, 11/15/20		40	41,150
8.63%, 3/15/21		1,195	1,286,621
5.13%, 4/15/21	EUR	428	507,691
5.13%, 11/15/22 (b)	USD	4,000	4,110,000
INEOS Group Holdings SA:
6.13%, 8/15/18 (b)		342	347,130
6.50%, 8/15/18	EUR	124	144,139
5.75%, 2/15/19		151	175,440
LSB Industries, Inc., 7.75%, 8/01/19	USD	183	190,777

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chemicals (concluded)
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18	USD	30	$27,975

			22,253,430
Commercial Services & Supplies — 1.6%
Abengoa Greenfield SA, 6.50%, 10/01/19 (b)		742	706,755
ADS Waste Holdings, Inc., 8.25%, 10/01/20		267	277,680
ARAMARK Corp., 5.75%, 3/15/20		1,599	1,670,955
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 2.98%, 12/01/17 (c)		190	190,950
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)		164	155,800
Covanta Holding Corp., 6.38%, 10/01/22		1,305	1,406,137
Mobile Mini, Inc., 7.88%, 12/01/20		1,110	1,173,825
Modular Space Corp., 10.25%, 1/31/19 (b)		1,955	1,466,250
Silk Bidco, 7.50%, 2/01/22	EUR	150	174,152
United Rentals North America, Inc.:
5.75%, 7/15/18	USD	1,389	1,441,956
7.38%, 5/15/20		760	824,600
8.25%, 2/01/21		165	179,025
7.63%, 4/15/22		3,143	3,491,276

			13,159,361
Communications Equipment — 0.9%
Alcatel-Lucent USA, Inc. (b):
4.63%, 7/01/17		645	665,962
6.75%, 11/15/20		1,920	2,054,400
Avaya, Inc., 7.00%, 4/01/19 (b)		719	726,190
CommScope, Inc. (b):
5.00%, 6/15/21		265	268,313
5.50%, 6/15/24		272	275,400
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		2,419	2,564,140
10.13%, 7/01/20		785	887,050

			7,441,455
Construction & Engineering — 0.6%
AECOM Technology Corp. (b):
5.75%, 10/15/22		1,490	1,560,775
5.88%, 10/15/24		862	915,875
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (b)		205	212,688
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)		1,925	1,944,250
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		350	332,062

			4,965,650
Construction Materials — 0.8%
Allegion US Holding Co., Inc., 5.75%, 10/01/21		117	122,850
HD Supply, Inc.:
11.00%, 4/15/20		786	899,970
7.50%, 7/15/20		3,069	3,283,830
5.25%, 12/15/21 (b)		2,250	2,337,187

			6,643,837
Containers & Packaging — 0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 6/30/21 (b)		465	452,794
4.25%, 1/15/22	EUR	370	420,259
Ball Corp., 6.75%, 9/15/20	USD	635	657,225
Corporate Bonds	Par (000)		Value
Containers & Packaging (concluded)
Beverage Packaging Holdings Luxembourg II SA, 6.00%, 6/15/17 (b)	USD	727	$734,270
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		1,575	1,610,438
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		715	757,900
Crown European Holdings SA, 4.00%, 7/15/22	EUR	320	390,325
Sealed Air Corp. (b):
6.50%, 12/01/20	USD	120	135,924
8.38%, 9/15/21		60	67,875
SGD Group SAS, 5.63%, 5/15/19	EUR	100	113,863
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (b)	USD	200	208,500

			5,549,373
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17		938	982,555
Diversified Consumer Services — 0.1%
Laureate Education, Inc., 10.00%, 9/01/19 (b)		427	407,785
Service Corp. International, 4.50%, 11/15/20		307	310,838

			718,623
Diversified Financial Services — 2.7%
Ally Financial, Inc.:
6.25%, 12/01/17		30	32,400
5.13%, 9/30/24		2,730	2,883,562
8.00%, 11/01/31		5,281	6,827,753
Bank of America Corp.:
4.50%, 4/01/15		375	376,131
6.05%, 5/16/16		325	342,679
6.50%, 8/01/16		410	439,630
5.63%, 10/14/16		100	106,708
CE Energy AS, 7.00%, 2/01/21	EUR	175	199,016
General Motors Financial Co., Inc.:
4.38%, 9/25/21	USD	650	690,625
4.25%, 5/15/23		101	105,798
HSH Nordbank AG, 0.89%, 2/14/17 (c)	EUR	179	172,817
Jefferies Finance LLC/JFIN Co-Issuer Corp. (b):
7.38%, 4/01/20	USD	825	816,750
6.88%, 4/15/22		716	690,940
MSCI, Inc., 5.25%, 11/15/24 (b)		385	401,363
Onex Wizard Acquisition Co. II SCA, 7.75%, 2/15/23	EUR	126	148,050
Reynolds Group Issuer, Inc.:
9.00%, 4/15/19	USD	969	1,015,027
7.88%, 8/15/19		180	190,980
9.88%, 8/15/19		1,032	1,105,530
5.75%, 10/15/20		4,215	4,378,331
6.88%, 2/15/21		266	281,295
UBS Group AG (c)(i):
5.75%	EUR	200	233,322
7.00%	USD	200	208,748

			21,647,455
Diversified Telecommunication Services — 2.1%
CenturyLink, Inc.:
6.45%, 6/15/21		240	263,400
Series V, 5.63%, 4/01/20		1,153	1,233,710
Frontier Communications Corp.:
8.50%, 4/15/20		70	79,100
6.25%, 9/15/21		505	518,887

See Notes to Consolidated Financial Statements.

10	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
Frontier Communications Corp. (concluded):
7.13%, 1/15/23	USD	255	$266,156
7.63%, 4/15/24		120	128,400
6.88%, 1/15/25		225	225,563
Level 3 Communications, Inc., 8.88%, 6/01/19		670	709,362
Level 3 Financing, Inc.:
3.83%, 1/15/18 (c)		646	654,075
8.13%, 7/01/19		3,980	4,213,825
7.00%, 6/01/20		524	563,410
8.63%, 7/15/20		188	204,920
6.13%, 1/15/21		1,217	1,288,499
5.38%, 8/15/22		3,395	3,512,773
Telecom Italia Finance SA, 7.75%, 1/24/33		100	169,548
Telecom Italia SpA:
6.13%, 11/15/16 (h)		100	153,746
6.38%, 6/24/19	GBP	200	342,233
4.88%, 9/25/20	EUR	235	302,208
4.50%, 1/25/21		330	418,620
3.25%, 1/16/23		150	176,954
5.88%, 5/19/23	GBP	300	510,907
Telefonica Europe BV, 4.20% (c)(i)	EUR	200	238,078
Telefonica SA, Series TIT, 6.00%, 7/24/17 (h)		200	263,805
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		319	390,604
6.75%, 8/15/24		322	406,277

			17,235,060
Electric Utilities — 0.3%
ContourGlobal Power Holdings SA, 7.13%, 6/01/19 (b)	USD	897	905,970
Homer City Generation LP (e):
(8.14% Cash), 8.14%, 10/01/19		250	240,038
(8.73% Cash), 8.73%, 10/01/26		488	489,248
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		431	447,783

			2,083,039
Electrical Equipment — 0.0%
Belden, Inc., 5.50%, 4/15/23	EUR	209	251,107
Energy Equipment & Services — 0.9%
Calfrac Holdings LP, 7.50%, 12/01/20 (b)	USD	2,281	2,047,198
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		18	17,640
GrafTech International Ltd., 6.38%, 11/15/20		150	121,500
MEG Energy Corp. (b):
6.50%, 3/15/21		2,747	2,657,722
6.38%, 1/30/23		29	27,550
7.00%, 3/31/24		687	668,966
Peabody Energy Corp., 6.25%, 11/15/21		1,072	892,440
Precision Drilling Corp.:
6.63%, 11/15/20		190	184,300
5.25%, 11/15/24 (b)		641	544,850

			7,162,166
Food & Staples Retailing — 0.4%
Family Tree Escrow LLC (b):
5.25%, 3/01/20		219	228,855
5.75%, 3/01/23		2,123	2,234,457
Corporate Bonds	Par (000)		Value
Food & Staples Retailing (concluded)
Rite Aid Corp.:
9.25%, 3/15/20	USD	435	$481,763
6.75%, 6/15/21		72	76,500

			3,021,575
Food Products — 0.3%
Anna Merger Sub, Inc., 7.75%, 10/01/22 (b)		780	803,400
Barry Callebaut Services NV, 5.50%, 6/15/23 (b)		200	212,300
Boparan Finance PLC:
5.25%, 7/15/19	GBP	100	144,165
4.38%, 7/15/21	EUR	110	114,048
5.50%, 7/15/21	GBP	145	202,592
Smithfield Foods, Inc.:
5.88%, 8/01/21 (b)	USD	257	270,814
6.63%, 8/15/22		849	923,287

			2,670,606
Health Care Equipment & Supplies — 0.7%
Biomet, Inc., 6.50%, 10/01/20		1,889	1,999,979
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		480	500,400
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (b)		1,495	1,655,712
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		410	420,250
Teleflex, Inc., 6.88%, 6/01/19		830	865,275

			5,441,616
Health Care Providers & Services — 4.1%
Acadia Healthcare Co., Inc., 5.13%, 7/01/22		295	296,475
Amsurg Corp., 5.63%, 7/15/22		2,628	2,785,680
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		1,215	1,266,030
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		776	803,160
6.88%, 2/01/22		2,134	2,282,046
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (b)	EUR	200	231,923
Crown Newco 3 PLC, 7.00%, 2/15/18	GBP	119	190,382
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24	USD	1,922	1,994,075
HCA Holdings, Inc., 7.75%, 5/15/21		3,431	3,671,170
HCA, Inc.:
3.75%, 3/15/19		1,048	1,070,270
6.50%, 2/15/20		2,254	2,563,925
5.88%, 3/15/22		1,148	1,290,352
4.75%, 5/01/23		523	551,713
5.00%, 3/15/24		450	486,000
5.38%, 2/01/25		879	931,740
HealthSouth Corp., 5.75%, 11/01/24		331	345,895
Hologic, Inc., 6.25%, 8/01/20		1,933	2,024,817
Kindred Healthcare, Inc., 6.38%, 4/15/22		229	229,000
Omnicare, Inc.:
4.75%, 12/01/22		203	211,881
5.00%, 12/01/24		128	134,720
Priory Group No. 3 PLC, 7.00%, 2/15/18 (b)	GBP	189	302,256
Tenet Healthcare Corp.:
6.25%, 11/01/18	USD	607	662,389
5.00%, 3/01/19 (b)		1,124	1,129,620
5.50%, 3/01/19 (b)		1,495	1,523,031
4.75%, 6/01/20		1,190	1,225,700

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
Tenet Healthcare Corp. (concluded):
6.00%, 10/01/20	USD	1,478	$1,607,325
4.50%, 4/01/21		24	24,120
4.38%, 10/01/21		1,386	1,387,733
8.13%, 4/01/22		1,507	1,706,677

			32,930,105
Hotels, Restaurants & Leisure — 1.6%
Carlson Travel Holdings, Inc., (7.50% Cash or 8.25% PIK), 7.50%, 8/15/19 (b)(e)		204	206,550
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		660	704,550
5.00%, 9/01/23		456	458,280
5.50%, 12/01/24		1,598	1,661,920
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	821	946,302
Cleopatra Finance, Ltd., 6.25%, 2/15/22 (b)	USD	200	200,250
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18		391	406,640
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 3/15/19 (b)		595	635,163
MGM Resorts International:
6.63%, 12/15/21		1,000	1,085,000
6.00%, 3/15/23		1,150	1,196,000
New Red Finance, Inc., 6.00%, 4/01/22 (b)		1,055	1,097,200
Sabre, Inc., 8.50%, 5/15/19 (b)		526	565,450
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		842	861,955
Snai SpA, 7.63%, 6/15/18	EUR	245	283,078
Station Casinos LLC, 7.50%, 3/01/21	USD	1,618	1,739,350
Tropicana Entertainment LLC/Tropicana Finance Corp., 0.00%, 12/15/15 (a)(f)		800	—
The Unique Pub Finance Co. PLC, Series A3, 6.54%, 3/30/21	GBP	346	550,070

			12,597,758
Household Durables — 1.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (b)	USD	556	496,230
Beazer Homes USA, Inc.:
6.63%, 4/15/18		1,125	1,170,000
5.75%, 6/15/19		646	623,390
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)		285	294,975
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)		2,300	2,397,750
KB Home, 7.25%, 6/15/18		965	1,031,344
The Ryland Group, Inc., 6.63%, 5/01/20		130	138,450
Standard Pacific Corp.:
10.75%, 9/15/16		565	632,800
8.38%, 1/15/21		1,735	2,003,925
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)		374	366,520
Tri Pointe Holdings, Inc. (b):
4.38%, 6/15/19		615	608,081
5.88%, 6/15/24		420	420,525

			10,183,990
Corporate Bonds	Par (000)		Value
Household Products — 0.1%
Spectrum Brands, Inc.:
6.38%, 11/15/20	USD	315	$339,413
6.63%, 11/15/22		375	410,625

			750,038
Independent Power and Renewable Electricity Producers — 1.2%
Baytex Energy Corp., 5.13%, 6/01/21 (b)		210	200,025
Calpine Corp.:
6.00%, 1/15/22 (b)		256	279,168
5.38%, 1/15/23		1,355	1,375,325
5.88%, 1/15/24 (b)		531	576,135
5.50%, 2/01/24		1,138	1,150,803
5.75%, 1/15/25		1,193	1,216,860
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 6.75%, 11/01/19 (b)		1,455	1,522,294
NRG Energy, Inc.:
7.88%, 5/15/21		218	236,966
6.25%, 5/01/24		330	336,600
NRG REMA LLC:
Series B, 9.24%, 7/02/17		69	72,858
Series C, 9.68%, 7/02/26		746	809,410
QEP Resources, Inc., 5.38%, 10/01/22		1,590	1,570,125

			9,346,569
Insurance — 0.4%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		747	769,410
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)		329	348,740
Genworth Holdings, Inc., 4.80%, 2/15/24		295	259,142
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (b)		400	411,000
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		725	777,562
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	150	241,026

			2,806,880
Internet Software & Services — 0.2%
IAC/InterActiveCorp, 4.88%, 11/30/18	USD	700	724,500
Interactive Data Corp., 5.88%, 4/15/19 (b)		910	911,138

			1,635,638
IT Services — 1.5%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		795	826,800
Epicor Software Corp., 8.63%, 5/01/19		720	756,000
First Data Corp.:
7.38%, 6/15/19 (b)		3,123	3,279,150
6.75%, 11/01/20 (b)		1,502	1,610,895
11.75%, 8/15/21		1,370	1,596,050
Open Text Corp., 5.63%, 1/15/23 (b)		1,533	1,578,990
SunGard Data Systems, Inc., 6.63%, 11/01/19		1,410	1,466,400
WEX, Inc., 4.75%, 2/01/23 (b)		601	599,497

			11,713,782
Machinery — 0.0%
SPX Corp., 6.88%, 9/01/17		65	70,850
Media — 6.6%
Adria Bidco BV, 7.88%, 11/15/20	EUR	100	120,857
Altice Financing SA:
6.50%, 1/15/22 (b)	USD	840	869,400
5.25%, 2/15/23	EUR	200	239,197
6.63%, 2/15/23 (b)	USD	925	963,156

See Notes to Consolidated Financial Statements.

12	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (continued)
Altice Finco SA, 7.63%, 2/15/25 (b)	USD	225	$233,552
Altice SA:
7.25%, 5/15/22	EUR	823	977,287
7.75%, 5/15/22 (b)	USD	1,295	1,337,087
6.25%, 2/15/25	EUR	301	343,604
7.63%, 2/15/25 (b)	USD	1,221	1,260,682
AMC Networks, Inc.:
7.75%, 7/15/21		1,005	1,102,987
4.75%, 12/15/22		86	86,430
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.50%, 4/30/21		320	336,800
5.25%, 9/30/22		278	284,255
5.13%, 2/15/23		380	382,850
CCOH Safari LLC:
5.50%, 12/01/22		1,208	1,248,770
5.75%, 12/01/24		2,426	2,510,910
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)		669	—
Cinemark USA, Inc., 5.13%, 12/15/22		44	45,043
Clear Channel Worldwide Holdings, Inc.:
7.63%, 3/15/20		1,364	1,442,430
6.50%, 11/15/22		3,826	4,027,347
Columbus International, Inc., 7.38%, 3/30/21 (b)		1,110	1,165,500
DISH DBS Corp.:
4.25%, 4/01/18		1,460	1,467,300
5.88%, 11/15/24		2,403	2,390,985
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (b)		333	321,345
Gannett Co., Inc.:
5.13%, 10/15/19		215	225,213
5.13%, 7/15/20		237	247,073
4.88%, 9/15/21 (b)		466	477,068
6.38%, 10/15/23		330	358,050
5.50%, 9/15/24 (b)		289	300,560
Gray Television, Inc., 7.50%, 10/01/20		557	579,280
iHeartCommunications, Inc.:
9.00%, 12/15/19		450	444,375
9.00%, 3/01/21		906	874,290
9.00%, 9/15/22		930	895,125
Inmarsat Finance PLC, 4.88%, 5/15/22 (b)		1,000	1,017,700
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		2,544	2,645,760
5.50%, 8/01/23		3,982	3,767,967
Intelsat Luxembourg SA:
6.75%, 6/01/18		575	564,938
7.75%, 6/01/21		390	361,238
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)		232	248,820
MDC Partners, Inc., 6.75%, 4/01/20 (b)		836	879,890
Media General Financing Sub, Inc., 5.88%, 11/15/22 (b)		378	386,505
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (b)		265	268,975
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		538	556,158
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (b)		410	419,225
Corporate Bonds	Par (000)		Value
Media (concluded)
Numericable Group SA:
4.88%, 5/15/19 (b)	USD	2,180	$2,180,000
5.38%, 5/15/22	EUR	135	159,872
6.00%, 5/15/22 (b)	USD	1,885	1,917,987
5.63%, 5/15/24	EUR	295	349,927
6.25%, 5/15/24 (b)	USD	630	646,695
Outfront Media Capital LLC / Outfront Media Capital Corp.:
5.25%, 2/15/22		130	136,175
5.63%, 2/15/24		115	122,619
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (b)		870	922,200
Sinclair Television Group, Inc., 5.63%, 8/01/24 (b)		236	238,950
Sirius XM Radio, Inc. (b):
4.25%, 5/15/20		141	140,295
5.75%, 8/01/21		464	487,200
Sterling Entertainment Corp., 9.75%, 12/15/19		1,300	1,326,000
Townsquare Radio LLC/Townsquare Radio, Inc., 9.00%, 4/01/19 (b)		865	923,388
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (b)		1,270	1,339,850
4.00%, 1/15/25	EUR	298	354,543
Unitymedia KabelBW GmbH, 9.50%, 3/15/21		150	187,161
Univision Communications, Inc. (b):
8.50%, 5/15/21	USD	1,820	1,954,225
5.13%, 5/15/23		85	87,975
Virgin Media Secured Finance PLC, 6.25%, 3/28/29	GBP	453	769,301
Ziggo Bond Finance BV, 4.63%, 1/15/25	EUR	168	197,870

			53,118,217
Metals & Mining — 3.2%
Alcoa, Inc.:
6.15%, 8/15/20	USD	3,000	3,407,868
5.13%, 10/01/24		2,261	2,458,905
Commercial Metals Co., 4.88%, 5/15/23		1,135	1,083,925
Constellium NV:
4.63%, 5/15/21	EUR	235	252,458
8.00%, 1/15/23 (b)	USD	2,280	2,385,450
5.75%, 5/15/24 (b)		439	415,953
Global Brass & Copper, Inc., 9.50%, 6/01/19		740	799,200
Kaiser Aluminum Corp., 8.25%, 6/01/20		550	596,063
Novelis, Inc.:
8.38%, 12/15/17		215	224,675
8.75%, 12/15/20		4,901	5,317,585
Peabody Energy Corp., 6.50%, 9/15/20		585	495,056
Perstorp Holding AB, 8.75%, 5/15/17 (b)		410	424,350
Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17		1,098	1,122,705
Steel Dynamics, Inc.:
5.13%, 10/01/21 (b)		790	809,750
6.38%, 8/15/22		595	638,137
ThyssenKrupp AG:
3.13%, 10/25/19	EUR	365	433,471
1.75%, 11/25/20		75	83,702
2.50%, 2/25/25		100	111,480

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Metals & Mining (concluded)
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)	USD	4,197	$4,548,499

			25,609,232
Multiline Retail — 0.1%
Hema Bondco I BV, 6.25%, 6/15/19	EUR	350	326,063
The Neiman Marcus Group Ltd. (b):
8.00%, 10/15/21	USD	455	478,319
(8.75% Cash or 9.50% PIK), 8.75%, 10/15/21 (e)		150	157,687

			962,069
Oil, Gas & Consumable Fuels — 6.3%
Access Midstream Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22		100	107,125
4.88%, 5/15/23		2,370	2,441,100
4.88%, 3/15/24		132	135,960
Antero Resources Corp., 5.13%, 12/01/22 (b)		26	25,610
Antero Resources Finance Corp.:
6.00%, 12/01/20		25	25,563
5.38%, 11/01/21		904	910,780
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		200	196,000
California Resources Corp., 6.00%, 11/15/24 (b)		2,036	1,814,585
Chaparral Energy, Inc., 7.63%, 11/15/22		330	244,200
Chesapeake Energy Corp.:
6.63%, 8/15/20		785	853,687
6.88%, 11/15/20		211	231,836
6.13%, 2/15/21		104	110,500
5.75%, 3/15/23		1,721	1,796,294
Cimarex Energy Co., 4.38%, 6/01/24		254	250,190
Concho Resources, Inc., 5.50%, 4/01/23		2,390	2,473,650
CONSOL Energy, Inc., 5.88%, 4/15/22		4,037	3,875,520
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 3/01/22		57	57,285
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		740	740,000
Denbury Resources, Inc.:
5.50%, 5/01/22		260	243,100
4.63%, 7/15/23		49	43,916
El Paso LLC:
7.80%, 8/01/31		143	176,854
7.75%, 1/15/32		684	853,575
Energy Transfer Equity LP, 5.88%, 1/15/24		1,825	1,952,750
Enterprise Products Operating LLC, 3.70%, 6/01/15		500	503,838
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		525	538,125
Halcon Resources Corp.:
8.88%, 5/15/21		1,530	1,162,800
9.25%, 2/15/22		60	44,850
Hilcorp Energy I LP/Hilcorp Finance Co. (b):
7.63%, 4/15/21		1,274	1,328,145
5.00%, 12/01/24		641	604,143
Kinder Morgan, Inc. (b):
5.00%, 2/15/21		358	385,663
5.63%, 11/15/23		363	407,367
Kodiak Oil & Gas Corp., 5.50%, 2/01/22		27	27,270
Laredo Petroleum, Inc., 7.38%, 5/01/22		153	157,590
Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19	USD	86	$73,315
8.63%, 4/15/20		2,912	2,642,640
7.75%, 2/01/21		490	427,525
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		34	36,040
4.50%, 7/15/23		10	10,060
NGPL PipeCo LLC, 9.63%, 6/01/19 (b)		435	436,088
Oasis Petroleum, Inc.:
7.25%, 2/01/19		495	491,906
6.50%, 11/01/21		555	532,453
Pacific Drilling SA, 5.38%, 6/01/20 (b)		299	237,892
PDC Energy, Inc., 7.75%, 10/15/22		510	530,400
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		210	191,625
Range Resources Corp.:
5.75%, 6/01/21		277	291,543
5.00%, 8/15/22		10	10,225
5.00%, 3/15/23		23	23,518
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23		1,698	1,736,205
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 7/15/22		464	462,840
Rosetta Resources, Inc., 5.63%, 5/01/21		479	456,248
RSP Permian, Inc., 6.63%, 10/01/22 (b)		441	443,756
Sabine Pass Liquefaction LLC:
6.25%, 3/15/22		104	109,460
5.63%, 4/15/23		3,962	4,051,145
5.75%, 5/15/24		562	574,645
5.63%, 3/01/25 (b)(d)		1,387	1,393,935
Sabine Pass LNG LP, 7.50%, 11/30/16		2,590	2,738,925
Sanchez Energy Corp., 6.13%, 1/15/23 (b)		838	768,865
SandRidge Energy, Inc.:
8.75%, 1/15/20		91	69,615
7.50%, 2/15/23		1,082	773,630
Seventy Seven Energy, Inc., 6.50%, 7/15/22		318	165,360
Southern Star Central Corp., 5.13%, 7/15/22 (b)		1,155	1,186,762
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.:
7.50%, 7/01/21		798	839,895
5.50%, 8/15/22		834	808,980
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (b)		833	882,980
Ultra Petroleum Corp., 5.75%, 12/15/18 (b)		525	509,250
Whiting Petroleum Corp., 5.00%, 3/15/19		1,518	1,495,230

			50,122,827
Paper & Forest Products — 0.0%
International Paper Co., 7.30%, 11/15/39		5	6,718
Pharmaceuticals — 1.8%
Capsugel SA, (7.00% Cash or 7.75% PIK), 7.00%, 5/15/19 (b)(e)		171	174,206
Endo Finance LLC/Endo Finco, Inc. (b):
7.00%, 12/15/20		167	176,603
7.25%, 1/15/22		145	155,694
6.00%, 2/01/25		1,915	2,027,506
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (b)		937	960,425

See Notes to Consolidated Financial Statements.

14	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Pharmaceuticals (concluded)
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)	USD	125	$134,688
Mallinckrodt International Finance SA, 5.75%, 8/01/22 (b)		3,020	3,193,650
Valeant Pharmaceuticals International, Inc. (b):
6.75%, 8/15/18		1,221	1,297,312
7.00%, 10/01/20		1,150	1,207,500
6.38%, 10/15/20		760	799,900
7.50%, 7/15/21		1,890	2,050,650
5.63%, 12/01/21		661	672,567
7.25%, 7/15/22		1,010	1,073,125
5.50%, 3/01/23		637	643,370

			14,567,196
Professional Services — 0.0%
Truven Health Analytics, Inc., 10.63%, 6/01/20		380	390,450
Real Estate Investment Trusts (REITs) — 0.4%
Felcor Lodging LP:
6.75%, 6/01/19		1,703	1,779,635
5.63%, 3/01/23		377	389,705
iStar Financial, Inc.:
4.00%, 11/01/17		535	532,325
5.00%, 7/01/19		375	375,000

			3,076,665
Real Estate Management & Development — 1.1%
Lennar Corp., 4.75%, 11/15/22		110	112,200
Realogy Corp. (b):
7.63%, 1/15/20		3,446	3,713,065
9.00%, 1/15/20		214	235,400
Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, 4/15/19 (b)		1,687	1,716,522
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (b)		245	249,900
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		2,730	2,873,325

			8,900,412
Road & Rail — 0.7%
EC Finance PLC, 5.13%, 7/15/21	EUR	215	253,227
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (b)	USD	2,225	2,294,531
The Hertz Corp.:
7.50%, 10/15/18		1,555	1,609,425
7.38%, 1/15/21		1,122	1,180,905
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		350	351,750

			5,689,838
Semiconductors & Semiconductor Equipment — 0.3%
Micron Technology, Inc., 5.50%, 2/01/25 (b)		1,035	1,060,875
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (b)		1,020	1,081,200
Sensata Technologies BV, 5.63%, 11/01/24 (b)		220	235,950

			2,378,025
Software — 0.9%
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 5/01/21 (b)(e)		918	923,738
Infor US, Inc.:
11.50%, 7/15/18		1,659	1,808,310
9.38%, 4/01/19		2,155	2,313,931
Corporate Bonds	Par (000)		Value
Software (concluded)
Nuance Communications, Inc., 5.38%, 8/15/20 (b)	USD	2,270	$2,326,750

			7,372,729
Specialty Retail — 0.4%
L Brands, Inc., 8.50%, 6/15/19		320	386,400
Magnolia BC SA, 9.00%, 8/01/20	EUR	220	256,531
New Look Bondco I PLC, 8.75%, 5/14/18	GBP	100	162,228
Party City Holdings, Inc., 8.88%, 8/01/20	USD	410	447,925
PC Nextco Holdings LLC/PC Nextco Finance, Inc., (8.75% Cash or 9.50% PIK), 8.75%, 8/15/19		184	187,680
QVC, Inc., 7.38%, 10/15/20 (b)		95	99,038
Sally Holdings LLC/Sally Capital, Inc.:
5.75%, 6/01/22		146	155,490
5.50%, 11/01/23		559	586,950
Sonic Automotive, Inc., 5.00%, 5/15/23		146	146,000
THOM Europe SAS, 7.38%, 7/15/19	EUR	285	331,686
TUI AG, 4.50%, 10/01/19		105	125,455

			2,885,383
Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 6.88%, 5/01/22	USD	405	445,500
PVH Corp., 4.50%, 12/15/22		122	124,135
The William Carter Co., 5.25%, 8/15/21		469	491,160

			1,060,795
Tobacco — 0.0%
Altria Group, Inc., 9.95%, 11/10/38		17	29,602
Trading Companies & Distributors — 0.2%
Ashtead Capital, Inc. (b):
6.50%, 7/15/22		1,304	1,418,100
5.63%, 10/01/24		525	551,250

			1,969,350
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (b)		459	464,738
JCH Parent, Inc., (10.50% Cash or 11.25% PIK), 10.50%, 3/15/19 (b)(e)		1,080	999,000

			1,463,738
Utilities — 0.2%
AES Corp., 5.50%, 3/15/24		1,540	1,563,100
Wireless Telecommunication Services — 4.1%
Crown Castle International Corp., 5.25%, 1/15/23		115	121,325
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		375	431,145
Digicel Group Ltd. (b):
8.25%, 9/30/20		1,215	1,228,973
7.13%, 4/01/22		1,000	952,500
Digicel Ltd., 6.00%, 4/15/21 (b)		4,898	4,861,265
The Geo Group, Inc., 5.88%, 1/15/22		370	390,350
SBA Communications Corp., 4.88%, 7/15/22 (b)		2,400	2,400,000
Sprint Communications, Inc. (b):
9.00%, 11/15/18		7,557	8,785,012
7.00%, 3/01/20		3,950	4,375,849
Sprint Corp.:
7.88%, 9/15/23		2,604	2,688,630
7.13%, 6/15/24		1,476	1,468,620
T-Mobile USA, Inc.:
6.63%, 4/28/21		455	484,006
6.13%, 1/15/22		81	85,253
6.73%, 4/28/22		295	314,175

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (concluded)
T-Mobile USA, Inc. (concluded):
6.00%, 3/01/23	USD	588	$613,290
6.84%, 4/28/23		85	90,844
6.50%, 1/15/24		584	617,580
6.38%, 3/01/25		1,870	1,954,150
Wind Acquisition Finance SA, 4.00%, 7/15/20	EUR	868	988,091

			32,851,058
Total Corporate Bonds — 59.0%			473,181,281

Floating Rate Loan Interests (c)
Aerospace & Defense — 1.5%
BE Aerospace, Inc., 2014 Term Loan B, 4.00%, 12/16/21	USD	1,520	1,523,162
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20		1,390	1,388,069
TASC, Inc., 2nd Lien Term Loan, 12.00%, 5/30/21		1,675	1,756,656
Transdigm, Inc.:
Term Loan C, 3.75%, 2/28/20		706	702,340
Term Loan D, 3.75%, 6/04/21		846	842,443
TransUnion LLC, Term Loan, 4.00%, 4/09/21		5,662	5,636,279

			11,848,949
Air Freight & Logistics — 0.4%
CEVA Group PLC, Synthetic LC, 6.50%, 3/19/21		982	906,678
CEVA Intercompany BV, Synthetic LC, 6.50%, 3/19/21		1,027	948,962
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		158	145,558
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, 3/19/21		1,417	1,308,913

			3,310,111
Airlines — 0.6%
Delta Air Lines, Inc., 2018 Term Loan B1, 3.25%, 10/18/18		2,953	2,950,167
Northwest Airlines, Inc.:
2.18%, 3/10/17		412	400,834
1.56%, 9/10/18		603	576,183
US Airways Group, Inc., Term Loan B1, 3.50%, 5/23/19		1,277	1,272,707

			5,199,891
Auto Components — 2.3%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.75%, 4/27/20		782	781,310
Autoparts Holdings Ltd.:
1st Lien Term Loan, 6.50%, 7/29/17		2,170	2,169,655
2nd Lien Term Loan, 10.50%, 1/29/18		1,890	1,838,025
Dayco Products LLC, Term Loan B, 5.25%, 12/12/19		1,233	1,221,765
FPC Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/19/19		1,490	1,469,411
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		6,389	6,339,473
Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4.75%, 4/30/19		2,733	2,745,305
Floating Rate Loan Interests (c)	Par (000)		Value
Auto Components (concluded)
INA Beteiligungsgesellschaft mbH, Term Loan B, 4.25%, 5/15/20	USD	1,595	$1,604,969
UCI International, Inc., Term Loan B, 5.50%, 7/26/17		281	280,595

			18,450,508
Banks — 0.1%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		599	598,201
2nd Lien Term Loan, 8.25%, 6/03/21		381	381,150

			979,351
Building Products — 2.4%
Continental Building Products LLC, 1st Lien Term Loan, 4.00%, 8/28/20		1,856	1,822,236
CPG International, Inc., Term Loan, 4.75%, 9/30/20		4,161	4,088,137
GYP Holdings III Corp., 1st Lien Term Loan, 4.75%, 4/01/21		1,548	1,513,463
Interline Brands, Inc., 2021 Term Loan, 4.00%, 3/17/21		1,628	1,608,705
Jeld-Wen, Inc., Term Loan B, 5.25%, 10/15/21		2,200	2,205,500
Nortek, Inc., Term Loan, 3.75%, 10/30/20		2,065	2,047,860
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		2,020	1,985,240
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/28/20		1,197	1,191,890
Wilsonart LLC:
Incremental Term Loan B2, 4.00%, 10/31/19		411	407,083
Term Loan B, 4.00%, 10/31/19		2,283	2,262,463

			19,132,577
Capital Markets — 0.3%
Affinion Group, Inc.:
2nd Lien Term Loan, 8.50%, 10/12/18		960	840,915
Term Loan B, 6.75%, 4/30/18		989	939,197
American Capital Holdings, Inc., 2017 Term Loan, 3.50%, 8/22/17		658	654,861

			2,434,973
Chemicals — 3.1%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, 4.50%, 10/03/19		240	239,460
Allnex USA, Inc., Term Loan B2, 4.50%, 10/03/19		124	124,244
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		2,947	2,923,328
CeramTec Acquisition Corp., Term Loan B2, 4.25%, 8/30/20		73	72,953
Chromaflo Technologies Corp.:
1st Lien Term Loan, 4.50%, 12/02/19		718	709,675
2nd Lien Term Loan, 8.25%, 5/30/20		405	399,938
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		1,578	1,546,374
INEOS US Finance LLC, 6 Year Term Loan, 3.75%, 5/04/18		1,223	1,218,278
MacDermid, Inc.:
1st Lien Term Loan, 4.50%, 6/07/20		2,377	2,383,254
Term Loan B2, 4.75%, 6/07/20		1,428	1,435,132

See Notes to Consolidated Financial Statements.

16	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Chemicals (concluded)
Minerals Technologies, Inc., Term Loan B, 4.00%, 5/07/21	USD	2,973	$2,982,508
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		2,552	2,485,451
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		1,155	1,087,144
Term Loan B2, 4.25%, 1/15/20		1,476	1,427,417
Royal Adhesives and Sealants LLC, 1st Lien Term Loan, 5.50%, 7/31/18		852	853,150
Solenis International LP:
1st Lien Term Loan, 4.25%, 7/31/21		1,666	1,645,002
2nd Lien Term Loan, 7.75%, 7/31/22		1,915	1,855,961
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		724	718,545
Univar, Inc., Term Loan B, 5.00%, 6/30/17		704	698,832

			24,806,646
Commercial Services & Supplies — 3.4%
ADS Waste Holdings, Inc., Term Loan, 3.75%, 10/09/19		2,597	2,566,625
ARAMARK Corp.:
Term Loan E, 3.25%, 9/07/19		2,852	2,843,245
Term Loan F, 3.25%, 2/24/21		1,217	1,211,227
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		2,481	2,418,966
Catalent Pharma Solutions, Inc., Term Loan B, 4.25%, 5/20/21		2,861	2,866,988
Connolly Corp.:
1st Lien Term Loan, 5.00%, 5/14/21		2,861	2,873,154
2nd Lien Term Loan, 8.00%, 5/14/22		2,125	2,098,437
KAR Auction Services, Inc., Term Loan B2, 3.50%, 3/11/21		1,161	1,151,064
Koosharem LLC, Exit Term Loan, 7.50%, 5/15/20		2,861	2,828,443
Livingston International, Inc., 1st Lien Term Loan, 5.00%, 4/18/19		847	819,569
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		3,551	3,523,217
Waste Industries USA, Inc., Term Loan B, 4.25%, 2/20/20		657	658,184
West Corp., Term Loan B10, 3.25%, 6/30/18		1,248	1,243,677

			27,102,796
Communications Equipment — 2.5%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		1,197	1,188,023
2nd Lien Term Loan, 8.00%, 8/01/22		8,380	8,330,223
Applied Systems, Inc.:
1st Lien Term Loan, 4.25%, 1/25/21		604	602,016
2nd Lien Term Loan, 7.50%, 1/24/22		540	535,140
Avaya, Inc., Extended Term Loan B3, 4.67%, 10/26/17		1,949	1,891,949
CommScope, Inc., Term Loan B3, 2.83%, 1/21/17		807	805,673
Riverbed Technology, Inc., Term Loan B, 6.00%, 2/19/22		430	433,225
Telesat Canada, Term Loan A, 4.40%, 3/24/17	CAD	2,236	1,777,080
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.00%, 7/02/19	USD	4,861	4,855,065

			20,418,394
Floating Rate Loan Interests (c)	Par (000)		Value
Construction & Engineering — 0.2%
AECOM Technology Corp., Term Loan B, 3.75%, 10/15/21	USD	809	$813,192
Centaur Acquisition LLC, 2nd Lien Term Loan, 8.75%, 2/20/20		1,185	1,192,406

			2,005,598
Construction Materials — 0.9%
Filtration Group Corp., 1st Lien Term Loan, 4.50%, 11/21/20		599	598,016
HD Supply, Inc., Term Loan B, 4.00%, 6/28/18		6,621	6,602,544

			7,200,560
Containers & Packaging — 0.5%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.00%, 12/17/19		938	934,395
Berry Plastics Holding Corp., Term Loan E, 3.75%, 1/06/21		1,959	1,956,451
BWAY Holding Company, Inc., Term Loan B, 5.50%, 8/14/20		1,085	1,088,617

			3,979,463
Distributors — 0.5%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		3,249	3,230,616
American Tire Distributors Holdings, Inc., Term Loan B, 5.75%, 6/01/18		283	284,277
VWR Funding, Inc., Term Loan, 3.42%, 4/03/17		556	555,227

			4,070,120
Diversified Consumer Services — 1.6%
Allied Security Holdings LLC:
1st Lien Term Loan, 4.25%, 2/12/21		2,675	2,668,826
2nd Lien Term Loan, 8.00%, 8/13/21		599	596,499
Bright Horizons Family Solutions, Inc.:
Incremental Term Loan B1, 4.25%, 1/30/20		1,509	1,510,471
Term Loan B, 3.75%, 1/30/20		1,539	1,535,954
Garda World Securities Corp.:
Delayed Draw Term Loan, 4.00%, 11/06/20		45	44,430
Term Loan B, 4.00%, 11/06/20		175	173,682
ROC Finance LLC, Term Loan, 5.00%, 6/20/19		672	636,803
ServiceMaster Company, 2014 Term Loan B, 4.25%, 7/01/21		5,009	5,006,909
Weight Watchers International, Inc., Term Loan B2, 4.00%, 4/02/20		1,007	530,469

			12,704,043
Diversified Financial Services — 0.9%
AssuredPartners Capital, Inc., 1st Lien Term Loan, 5.00%, 3/31/21		1,347	1,335,690
Reynolds Group Holdings, Inc., Dollar Term Loan, 4.00%, 12/01/18		2,455	2,461,623
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		1,604	1,599,390
TransFirst, Inc., 2014 1st Lien Term Loan, 5.50%, 11/12/21		1,500	1,508,445

			6,905,148

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	17

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Diversified Telecommunication Services — 2.5%
Consolidated Communications, Inc., Term Loan B, 4.25%, 12/23/20	USD	2,402	$2,408,402
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		2,830	2,838,174
Integra Telecom, Inc.:
2nd Lien Term Loan, 9.75%, 2/21/20		1,205	1,194,542
Term Loan B, 5.25%, 2/22/19		1,258	1,248,797
Level 3 Financing, Inc.:
2019 Term Loan, 4.00%, 8/01/19		920	919,171
2020 Term Loan B, 4.00%, 1/15/20		8,605	8,600,698
Incremental Term Loan B5, 4.50%, 1/31/22		2,835	2,846,822

			20,056,606
Electric Utilities — 0.3%
American Energy — Marcellus LLC, 1st Lien Term Loan, 5.25%, 8/04/20		659	559,637
American Energy — Utica LLC:
2nd Lien Delayed Draw Term Loan, 11.00%, 9/30/18		805	708,758
2nd Lien Term Loan, 5.50%, 9/30/18		481	435,474
Incremental 2nd Lien Term Loan, 11.00%, 9/30/18		806	708,870

			2,412,739
Electrical Equipment — 0.6%
Texas Competitive Electric Holdings Co. LLC:
DIP Term Loan, 3.75%, 5/05/16		1,227	1,232,400
Extended Term Loan, 4.66%, 10/10/17		5,675	3,622,523

			4,854,923
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC, Term Loan, 3.25%, 4/29/20		2,929	2,902,460
Energy Equipment & Services — 0.8%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		3,300	3,289,375
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		3,294	3,164,750

			6,454,125
Food & Staples Retailing — 0.4%
New Albertson’s, Inc., Term Loan, 4.75%, 6/27/21		1,062	1,060,478
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		695	701,519
Supervalu, Inc., Refinancing Term Loan B, 4.50%, 3/21/19		1,400	1,401,692

			3,163,689
Food Products — 2.2%
Diamond Foods, Inc., Term Loan, 4.25%, 8/20/18		2,862	2,854,566
Dole Food Co., Inc., Term Loan B, 4.50%, 11/01/18		2,420	2,413,851
Hearthside Group Holdings LLC, Term Loan, 4.50%, 6/02/21		2,408	2,410,910
Pabst Brewing Company, Inc., Term Loan, 5.75%, 10/21/21		2,756	2,759,578
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		2,295	2,295,050
Pinnacle Foods Finance LLC, Term Loan G, 3.00%, 4/29/20		1,846	1,834,551
Floating Rate Loan Interests (c)	Par (000)		Value
Food Products (concluded)
Reddy Ice Corp.:
1st Lien Term Loan, 6.75%, 5/01/19	USD	3,006	$2,600,579
2nd Lien Term Loan, 10.75%, 11/01/19		995	756,200

			17,925,285
Health Care Equipment & Supplies — 2.6%
Biomet, Inc., Term Loan B2, 3.67%, 7/25/17		2,078	2,075,351
Capsugel Holdings US, Inc., Term Loan B, 3.50%, 8/01/18		1,462	1,454,495
DJO Finance LLC, 2017 Term Loan, 4.25%, 9/15/17		3,650	3,648,230
Iasis Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		97	96,909
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		2,419	2,416,443
Leonardo Acquisition Corp., Term Loan, 4.25%, 1/31/21		1,653	1,649,422
Millennium Laboratories, Inc., Term Loan B, 5.25%, 4/16/21		3,756	3,770,211
National Vision, Inc., 1st Lien Term Loan, 4.00%, 3/12/21		2,482	2,443,839
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		3,064	3,026,650

			20,581,550
Health Care Providers & Services — 4.6%
Acadia Healthcare Co., Inc., Term Loan B, 4.25%, 2/11/22		483	484,608
Amedisys, Inc., 2nd Lien Term Loan, 8.50%, 6/25/20		2,125	2,103,750
Amsurg Corp., 1st Lien Term Loan B, 3.75%, 7/16/21		1,940	1,941,497
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18		711	710,827
CHG Healthcare Services Inc., Term Loan, 4.25%, 11/19/19		1,652	1,650,619
CHS/Community Health Systems, Inc., Term Loan D, 4.25%, 1/27/21		7,341	7,354,944
ConvaTec, Inc., Term Loan, 4.00%, 12/22/16		2,633	2,629,319
Curo Health Services LLC, 2015 1st Lien Term Loan, 6.50%, 2/02/22		1,450	1,458,164
DaVita HealthCare Partners, Inc., Term Loan B, 3.50%, 6/24/21		6,975	6,981,925
Envision Acquisition Co. LLC, Term Loan, 5.75%, 11/04/20		1,289	1,288,688
Envision Healthcare Corp., 5.13%, 7/01/22 (b)		2,500	2,603,125
Genesis HealthCare Corp., Term Loan B, 10.00%, 12/04/17		1,335	1,361,841
Ikaria, Inc., 1st Lien Term Loan, 5.00%, 2/12/21		335	333,491
MPH Acquisition Holdings LLC, Term Loan, 3.75%, 3/31/21		1,529	1,516,279
National Mentor Holdings, Inc., Term Loan B, 4.25%, 1/31/21		1,118	1,107,816
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/03/20		683	675,952
Surgical Care Affiliates, Inc., Class C Incremental Term Loan, 4.00%, 6/29/18		1,172	1,165,316
U.S. Renal Care, Inc., 2013 Term Loan, 4.25%, 7/03/19		1,500	1,493,745

			36,861,906

See Notes to Consolidated Financial Statements.

18	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Health Care Technology — 0.5%
IMS Health, Inc., Term Loan, 3.50%, 3/17/21	USD	2,595	$2,579,166
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		1,340	1,331,211

			3,910,377
Hotels, Restaurants & Leisure — 6.0%
1011778 B.C. Unlimited Liability Co., 2014 Term Loan B, 4.50%, 12/12/21		6,030	6,061,235
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		1,000	999,580
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/15/20		1,853	1,779,305
Caesars Entertainment Operating Co., Inc., Term Loan B7, 9.75%, 1/28/18		141	129,978
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		6,584	6,340,654
CCM Merger, Inc., Term Loan B, 4.50%, 8/08/21		1,192	1,193,542
Dave & Buster’s, Inc., Term Loan, 4.25%, 7/25/20		483	482,736
Diamond Resorts Corp., Term Loan, 5.50%, 5/09/21		2,773	2,786,991
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		4,381	4,377,508
Intrawest ULC, Term Loan, 5.50%, 12/09/20		1,005	1,007,362
La Quinta Intermediate Holdings LLC, Term Loan B, 4.00%, 4/14/21		6,525	6,516,409
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/19/20		1,630	1,629,302
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		2,170	2,161,063
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		1,020	1,019,204
Sabre, Inc.:
Incremental Term Loan, 4.50%, 2/19/19		637	636,938
Term Loan B, 4.00%, 2/19/19		872	870,953
Scientific Games International, Inc., 2014 Term Loan B1, 6.00%, 10/18/20		984	981,545
SGMS Escrow Corp., Incremental Term Loan B2, 1.00%, 10/01/21		1,000	998,040
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		4,909	4,902,662
Travelport Finance (Luxembourg) Sarl, 2014 Term Loan B, 6.00%, 9/02/21		3,396	3,421,961

			48,296,968
Household Products — 0.5%
Bass Pro Group LLC, Term Loan, 3.75%, 11/20/19		1,991	1,986,365
Spectrum Brands, Inc., Term Loan C, 3.50%, 9/04/19		2,127	2,122,138

			4,108,503
Independent Power and Renewable Electricity Producers — 0.7%
Calpine Construction Finance Co., LP, Term Loan B1, 3.00%, 5/03/20		809	796,375
Calpine Corp., Term Loan B1, 4.00%, 4/01/18		1,136	1,135,654
Energy Future Intermediate Holding Co LLC, DIP Term Loan, 4.25%, 6/19/16		2,104	2,113,234
Floating Rate Loan Interests (c)	Par (000)		Value
Independent Power and Renewable Electricity Producers (concluded)
Granite Acquisition Inc.:
Term Loan B, 5.00%, 12/19/21	USD	1,708	$1,725,890
Term Loan C, 5.00%, 12/19/21		75	75,939

			5,847,092
Industrial Conglomerates — 0.5%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		3,866	3,767,314
Insurance — 1.1%
Alliant Holdings I, Inc.:
Term Loan B, 5.00%, 12/20/19		716	714,423
Term Loan B1, 5.00%, 12/20/19		169	168,839
CNO Financial Group, Inc.:
Term Loan B1, 3.00%, 9/28/16		593	590,284
Term Loan B2, 3.75%, 9/28/18		1,407	1,398,935
Cooper Gay Swett & Crawford of Delaware Holding Corp.:
1st Lien Term Loan, 5.00%, 4/16/20		1,152	1,060,254
2nd Lien Term Loan C, 8.25%, 10/16/20		360	310,201
Onex York Acquisition Corp., Term Loan B, 4.75%, 10/01/21		1,516	1,508,669
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, 3.75%, 3/01/21		1,657	1,633,442
2nd Lien Term Loan, 6.75%, 2/28/22		1,650	1,612,875

			8,997,922
Internet Software & Services — 1.2%
Dealertrack Technologies, Inc., Term Loan B, 3.25%, 2/28/21		1,574	1,564,298
Go Daddy Operating Co. LLC, Term Loan B, 4.75%, 5/13/21		2,438	2,438,896
Interactive Data Corp., 2014 Term Loan, 4.75%, 5/02/21		4,386	4,396,714
W3 Co.:
1st Lien Term Loan, 5.75%, 3/13/20		1,110	999,202
2nd Lien Term Loan, 9.25%, 9/11/20		289	272,642

			9,671,752
IT Services — 2.3%
First Data Corp.:
2018 Extended Term Loan, 3.67%, 3/24/18		12,272	12,250,438
2018 Term Loan, 3.67%, 9/24/18		1,935	1,933,181
InfoGroup, Inc., Term Loan, 7.50%, 5/26/18		942	877,900
SunGard Availability Services Capital, Inc., Term Loan B, 6.00%, 3/31/19		436	387,706
SunGard Data Systems, Inc.:
Term Loan C, 3.92%, 2/28/17		1,080	1,078,985
Term Loan E, 4.00%, 3/08/20		414	413,925
Vantiv, LLC, 2014 Term Loan B, 3.75%, 6/13/21		1,244	1,244,912

			18,187,047
Leisure Products — 0.2%
Bauer Performance Sports Ltd., Term Loan B, 4.00%, 4/15/21		1,652	1,641,961
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		370	355,989

			1,997,950

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	19

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Machinery — 1.1%
Alliance Laundry Systems LLC:
2nd Lien Term Loan, 9.50%, 12/10/19	USD	442	$442,370
Refinancing Term Loan, 4.25%, 12/10/18		1,508	1,501,816
Faenza Acquisition GmbH:
Term Loan B1, 4.25%, 8/30/20		730	728,357
Term Loan B3, 4.25%, 8/30/20		216	215,931
Intelligrated, Inc., 1st Lien Term Loan, 4.50%, 7/30/18		579	570,367
Mueller Water Products, Inc., Term Loan B, 4.00%, 11/25/21		570	570,519
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		1,912	1,906,285
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		1,150	1,104,268
Wabash National Corp., Term Loan B, 4.50%, 5/08/19		1,909	1,899,620

			8,939,533
Media — 6.2%
Cengage Learning Acquisitions, Inc., 1st Lien Term Loan:
0.00%, 7/03/15 (a)(f)		2,596	—
7.00%, 3/31/20		6,516	6,514,333
Charter Communications Operating LLC:
Term Loan E, 3.00%, 7/01/20		1,155	1,150,957
Term Loan G, 4.25%, 9/12/21		1,955	1,969,643
Clear Channel Communications, Inc., Term Loan D, 6.92%, 1/30/19		3,467	3,316,439
CSC Holdings LLC, Term Loan B, 2.67%, 4/17/20		1,308	1,302,483
Cumulus Media Holdings, Inc., 2013 Term Loan, 4.25%, 12/23/20		2,267	2,251,677
Hemisphere Media Holdings LLC, Term Loan B, 5.00%, 7/30/20		1,359	1,353,700
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		6,021	5,973,236
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.50%, 8/17/20		617	614,102
Media General, Inc., Delayed Draw Term Loan B, 4.25%, 7/31/20		1,861	1,865,163
Mediacom Communications Corp., Term Loan F, 2.65%, 3/31/18		789	776,413
Numericable U.S. LLC:
Term Loan B1, 4.50%, 5/21/20		1,689	1,690,996
Term Loan B2, 4.50%, 5/21/20		1,461	1,462,941
Salem Communications Corp., Term Loan B, 4.50%, 3/13/20		1,032	1,023,470
SBA Senior Finance II LLC, Term Loan B1, 3.25%, 3/24/21		1,965	1,950,662
Tribune Co., 2013 Term Loan, 4.00%, 12/27/20		3,593	3,588,566
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		4,440	4,428,514
UPC Financing Partnership, Term Loan AG, 3.75%, 3/31/21	EUR	396	442,303
Virgin Media Investment Holdings Ltd., Term Loan B, 3.50%, 6/07/20		1,020	1,016,858
WideOpenWest Finance LLC, Term Loan B, 4.75%, 4/01/19		2,675	2,674,703
William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, 5.25%, 5/06/21	USD	178	178,036
Floating Rate Loan Interests (c)	Par (000)		Value
Media (concluded)
Ziggo Financing Partnership:
Term Loan B1, 3.50%, 1/15/22	USD	1,561	$1,546,052
Term Loan B2A, 3.50%, 1/15/22		1,023	1,013,139
Term Loan B3, 3.50%, 1/15/22		1,682	1,666,253

			49,770,639
Metals & Mining — 0.8%
Ameriforge Group, Inc., 2nd Lien Term Loan, 8.75%, 12/19/20		530	490,250
Novelis, Inc., Term Loan, 3.75%, 3/10/17		4,081	4,074,477
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		1,578	1,578,446

			6,143,173
Multiline Retail — 1.3%
BJ’s Wholesale Club, Inc.:
1st Lien Term Loan, 4.50%, 9/26/19		3,469	3,452,858
2nd Lien Term Loan, 8.50%, 3/26/20		785	778,131
Dollar Tree, Inc., Term Loan B, 4.25%, 1/26/22		2,955	2,976,424
Hudson’s Bay Co., 1st Lien Term Loan, 4.75%, 11/04/20		414	415,307
The Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		2,881	2,855,471

			10,478,191
Oil, Gas & Consumable Fuels — 2.4%
Arch Coal, Inc., Term Loan B, 6.25%, 5/16/18		2,661	2,127,568
CITGO Holding, Inc., 2015 Term Loan B, 9.50%, 1/26/20		1,670	1,660,264
Drillships Financing Holding, Inc., Term Loan B1, 6.00%, 3/31/21		2,788	2,173,187
EP Energy LLC/Everest Acquisition Finance, Inc., Term Loan B3, 3.50%, 5/24/18		1,223	1,179,501
Fieldwood Energy LLC:
1st Lien Term Loan, 3.88%, 9/28/18		860	821,253
2nd Lien Term Loan, 8.38%, 9/30/20		840	642,003
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		730	723,006
Offshore Group Investment Ltd., Term Loan B, 5.75%, 3/28/19		193	117,659
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20		2,050	2,070,500
Panda Temple II Power LLC, Term Loan B, 7.25%, 4/03/19		980	960,400
Power Buyer LLC, 2nd Lien Term Loan, 8.25%, 11/06/20		200	193,000
Samchully Midstream 3 LLC, Term Loan B, 5.75%, 10/20/21		1,515	1,439,250
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/21		190	171,556
Southcross Energy Partners LP, 1st Lien Term Loan, 5.25%, 8/04/21		786	764,434
Southcross Holdings Borrower LP, Term Loan B, 6.00%, 8/04/21		632	589,966
Veresen Midstream Limited Partnership, Term Loan B, 6.00%, 2/25/22		2,395	2,383,025
WTG Holdings III Corp., 1st Lien Term Loan, 4.75%, 1/15/21		1,203	1,193,829

			19,210,401

See Notes to Consolidated Financial Statements.

20	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Pharmaceuticals — 2.9%
Akorn, Inc., Term Loan B, 4.50%, 4/16/21	USD	1,691	$1,695,700
Endo Luxembourg Finance Co. I Sarl, 2014 Term Loan B, 3.25%, 3/01/21		645	643,512
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.17%, 2/27/21		3,752	3,741,971
Mallinckrodt International Finance SA:
Incremental Term Loan B1, 3.50%, 3/19/21		848	845,577
Term Loan B, 3.25%, 3/19/21		1,657	1,647,530
Par Pharmaceutical Cos., Inc., Term Loan B2, 4.00%, 9/30/19		3,239	3,217,520
Pharmaceutical Product Development LLC, Term Loan B, 4.00%, 12/05/18		3,424	3,416,911
Quintiles Transnational Corp., Term Loan B3, 3.75%, 6/08/18		1,419	1,418,603
Salix Pharmaceuticals, Ltd., Term Loan, 4.25%, 1/02/20		2,500	2,498,450
Valeant Pharmaceuticals International, Inc., Term Loan B:
Series C2, 3.50%, 12/11/19		1,036	1,033,554
Series D2, 3.50%, 2/13/19		1,521	1,517,953
Series E, 3.50%, 8/05/20		1,492	1,488,276

			23,165,557
Professional Services — 1.6%
Advantage Sales & Marketing, Inc.:
2014 1st Lien Term Loan, 4.25%, 7/23/21		1,681	1,671,963
2014 2nd Lien Term Loan, 7.50%, 7/25/22		1,870	1,863,567
Ceridian LLC, 2014 Term Loan, 4.50%, 9/15/20		1,328	1,311,262
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		3,492	3,481,090
Intertrust Group Holding BV, 2nd Lien Term Loan, 8.00%, 4/16/22		1,675	1,663,828
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		1,150	1,138,030
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		1,711	1,689,963

			12,819,703
Real Estate Management & Development — 1.1%
CityCenter Holdings LLC, Term Loan B, 4.25%, 10/16/20		1,441	1,441,631
DTZ US Borrower LLC, 1st Lien Term Loan, 5.50%, 11/04/21		2,325	2,328,457
Realogy Corp.:
Extended Letter of Credit, 2.21%, 10/10/16		634	623,063
Term Loan B, 3.75%, 3/05/20		4,355	4,347,633

			8,740,784
Road & Rail — 0.3%
Road Infrastructure Investment LLC:
1st Lien Term Loan, 4.25%, 3/31/21		1,236	1,198,593
2nd Lien Term Loan, 7.75%, 9/21/21		1,175	1,045,750

			2,244,343
Semiconductors & Semiconductor Equipment — 1.1%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21		5,249	5,251,617
Floating Rate Loan Interests (c)	Par (000)		Value
Semiconductors & Semiconductor Equipment (concluded)
Freescale Semiconductor, Inc.:
Term Loan B4, 4.25%, 2/28/20	USD	3,227	$3,218,579
Term Loan B5, 5.00%, 1/15/21		405	406,753

			8,876,949
Software — 2.3%
Evertec Group LLC, Term Loan B, 3.50%, 4/17/20		670	657,241
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 10/22/20		624	617,760
Term Loan B, 4.29%, 11/01/19		1,125	1,123,069
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		4,571	4,527,573
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		1,263	1,199,430
Kronos Worldwide, Inc., 2014 Term Loan, 4.75%, 2/18/20		432	432,096
Kronos, Inc.:
2nd Lien Term Loan, 9.75%, 4/30/20		1,952	1,992,854
Initial Incremental Term Loan, 4.50%, 10/30/19		1,160	1,160,594
Mitchell International, Inc.:
1st Lien Term Loan, 4.50%, 10/12/20		1,848	1,834,961
2nd Lien Term Loan, 8.50%, 10/11/21		1,250	1,234,113
Regit Eins GmbH, 1st Lien Term Loan, 6.00%, 1/08/21		1,388	1,351,531
Sophia LP, 2014 Term Loan B, 4.00%, 7/19/18		1,639	1,636,799
Tibco Software, Inc., Term Loan B, 6.50%, 12/04/20		275	273,884
Websense, Inc., 2nd Lien Term Loan, 8.25%, 12/24/20		265	254,731

			18,296,636
Specialty Retail — 2.5%
Academy Ltd., Term Loan, 4.50%, 8/03/18		2,319	2,315,661
Leslie’s Poolmart, Inc., Term Loan, 4.25%, 10/16/19		1,918	1,901,919
Michaels Stores, Inc.:
Incremental 2014 Term Loan B2, 4.00%, 1/28/20		2,094	2,088,254
Term Loan B, 3.75%, 1/28/20		1,619	1,608,084
Party City Holdings, Inc., Term Loan, 4.00%, 7/27/19		2,784	2,765,320
Petco Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		2,798	2,793,813
PetSmart, Inc., 1st Lien Term Loan, 5.00%, 2/18/22		4,790	4,822,093
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18		2,058	1,739,083

			20,034,227
Technology Hardware, Storage & Peripherals — 0.3%
Dell, Inc., Term Loan B, 4.50%, 4/29/20		2,367	2,375,871
Textiles, Apparel & Luxury Goods — 1.0%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		2,860	2,416,692
J. Crew Group, Inc., Term Loan B, 4.00%, 3/05/21		1,762	1,658,629
Kate Spade & Co., Term Loan B, 4.00%, 4/09/21		2,164	2,145,189
Polymer Group, Inc., 1st Lien Term Loan, 5.25%, 12/19/19		1,682	1,684,021

			7,904,531

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	21

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Thrifts & Mortgage Finance — 0.2%
IG Investment Holdings LLC, Term Loan B, 6.00%, 10/29/21	USD	1,517	$1,509,583
Wireless Telecommunication Services — 0.2%
LTS Buyer LLC, 1st Lien Term Loan, 4.00%, 4/13/20		1,684	1,667,507
Total Floating Rate Loan Interests — 73.9%			592,724,964

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (b)(c)		1,668	1,698,526

Other Interests (j)		Beneficial Interest (000)
Auto Components — 0.0%
Intermet Liquidating Trust, Class A		1,154	11
Household Durables — 0.4%
Stanley Martin, Class B Membership Units (k)		2	3,165,750
Media — 0.0%
Adelphia Escrow (a)		7,500	75
Adelphia Preferred Escrow (a		8	—
Adelphia Recovery Trust (a):
0.00%		9,406	941
Series ACC-6B INT, 0.00%		750	22,500

			23,516
Total Other Interests — 0.4%			3,189,277

Preferred Securities	Shares	Value

Preferred Stocks
Capital Markets — 0.0%
The Goldman Sachs Group, Inc., Series J, 0.00% (c)(i)	13,550	$337,937
Trust Preferreds
Diversified Financial Services — 0.2%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)	59,219	1,536,124
Total Preferred Securities — 0.2%		1,874,061

Warrants (l)
Chemicals — 0.1%
GEO Specialty Chemicals, Inc., (Expires 3/31/15)	557,488	479,440
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	3,049	16,269
Total Warrants — 0.1%		495,709
Total Long-Term Investments (Cost — $1,123,239,606) — 137.5%		1,102,787,682

Options Purchased (Cost — $5,867) — 0.0%		—
Total Investments (Cost — $1,123,245,473) — 137.5%		1,102,787,682
Liabilities in Excess of Other Assets — (37.5)%		(300,901,095)

Net Assets — 100.0%		$801,886,587

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
J.P. Morgan Securities LLC	$1,598,935	$6,935

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Zero-coupon bond.

(h)	Convertible security.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(l)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

See Notes to Consolidated Financial Statements.

22	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)

•	During the year ended February 28, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at February 28, 2014	Net Activity	Shares Held at February 28, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,698,789	(4,698,789)	—	$551

•	As of February 28, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(196)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$25,048,188	$(41,551)

•	As of February 28, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	437,000	USD	493,991	Deutsche Bank AG	4/21/15	$(4,685)
GBP	146,000	USD	223,163	Citibank N.A.	4/21/15	2,163
USD	1,204,365	CAD	1,441,000	UBS AG	4/21/15	52,473
USD	144,639	EUR	126,000	Bank of America N.A.	4/21/15	3,558
USD	113,940	EUR	100,000	Barclays Bank PLC	4/21/15	1,970
USD	238,824	EUR	209,500	BNP Paribas S.A.	4/21/15	4,249
USD	13,932,242	EUR	12,073,000	Citibank N.A.	4/21/15	414,196
USD	58,150	EUR	50,000	Deutsche Bank AG	4/21/15	2,165
USD	159,350	EUR	139,500	Goldman Sachs Bank USA	4/21/15	3,153
USD	315,686	EUR	278,000	Goldman Sachs International	4/21/15	4,412
USD	172,259	EUR	150,000	Goldman Sachs International	4/21/15	4,305
USD	118,545	EUR	104,000	Goldman Sachs International	4/21/15	2,097
USD	189,255	EUR	166,000	Goldman Sachs International	4/21/15	3,386
USD	156,829	EUR	139,000	State Street Bank and Trust Co.	4/21/15	1,192
USD	31,990	EUR	28,000	State Street Bank and Trust Co.	4/21/15	638
USD	3,670,946	GBP	2,420,000	Bank of America N.A.	4/21/15	(63,914)
USD	363,541	GBP	239,000	State Street Bank and Trust Co.	4/21/15	(5,315)
USD	374,366	GBP	248,000	State Street Bank and Trust Co.	4/21/15	(8,380)
Total						$417,663

•	As of February 28, 2015, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD 942.86	12/14/19	6	—

•	As of February 28, 2015, OTC credit default swaps — sold protection outstanding were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Market Value	Premiums Paid (Received)	Unrealized Appreciation
MetLife, Inc.	5.00%	Deutsche Bank AG	6/20/15	A-	USD 150	$2,265	$656	$1,609
MetLife, Inc.	1.00%	UBS AG	9/20/15	A-	USD 175	889	(1,405)	2,294
Total						$3,154	$(749)	$3,903

[1] Using S&P’s rating of the issuer. [2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	23

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Consolidated Financial Statements.

As of February 28, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$3,160,738	$4,913,967	$1,175,186	$9,249,891
Asset-Backed Securities	—	18,424,773	1,949,200	20,373,973
Corporate Bonds	—	456,766,602	16,414,679	473,181,281
Floating Rate Loan Interests	—	554,229,865	38,495,099	592,724,964
Non-Agency Mortgage-Backed Securities	—	1,698,526	—	1,698,526
Other Interests	—	23,441	3,165,836	3,189,277
Preferred Securities	1,874,061	—	—	1,874,061
Warrants	—	—	495,709	495,709

Total	$5,034,799	$1,036,057,174	$61,695,709	$1,102,787,682

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$3,903	—	$3,903
Foreign currency exchange contracts	—	499,957	—	499,957
Liabilities:
Foreign currency exchange contracts	—	(82,294)	—	(82,294)
Interest rate contracts	$(41,551)	—	—	(41,551)

Total	$(41,551)	$421,566	—	$380,015

[1] Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of February 28, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,155,629	—	—	$1,155,629
Cash pledged for financial futures contracts	274,000	—	—	274,000
Foreign currency at value	31,506	—	—	31,506
Liabilities:
Bank borrowings payable	—	$(295,000,000)	—	(295,000,000)

Total	$1,461,135	$(295,000,000)	—	$(293,538,865)

During the year ended February 28, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Consolidated Financial Statements.

24	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of February 28, 2014	$4,390,667	$1,662,820	$14,491,919	$52,786,443	$3,658,586	$462,715	$77,453,150
Transfers into Level 3[1]	—	—	—	16,003,771	—	10,784	16,014,555
Transfers out of Level 3[2]	—	—	—	(20,810,203)	—	—	(20,810,203)
Accrued discounts/premiums	—	4,389	311,054	76,166	—	—	391,609
Net realized gain (loss)	1,071,819	29,744	(7,754,719)	112,705	—	—	(6,540,451)
Net change in unrealized appreciation/depreciation[3,4]	(3,215,481)	(40,137)	19,008,463	(1,623,635)	(238,153)	22,210	13,913,267
Purchases	—	1,949,325	2,133,023	14,624,961	—	—	18,707,309
Sales	(1,071,819)	(1,656,941)	(11,775,061)	(22,675,109)	(254,597)	—	(37,433,527)

Closing balance, as of February 28, 2015	$1,175,186	$1,949,200	$16,414,679	$38,495,099	$3,165,836	$495,709	$61,695,709

Net change in unrealized appreciation/depreciation on investments still held at February 28, 2015[4]	$(2,177,981)	$(3,115)	$(521,315)	$(1,378,908)	$(238,153)	$22,210	$(4,297,262)

[1]   As of February 28, 2014, the Fund used significant observable inputs in determining the value of certain investments. As of February 28, 2015, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $16,014,555 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]   As of February 28, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 28, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $20,810,203 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]   Included in the related Net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations.

[4]   Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at February 28, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of February 28, 2015. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $38,340,640. A significant change in third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$419,171	Market Comparable Companies	Last 12 Months EBITDA Multiple[7]	6.75x
			Illiquidity Discount[8]	17.50%
	756,012	Market Comparable Companies	Last 12 Months EBITDA Multiple[7]	3.88x — 4.63x
			Current Fiscal Year EBITDA Multiple[7]	3.88x — 4.63x
			Discontinued Operations Expected Sale Proceeds[7]	$60[9]
Corporate Bonds[5]	2,644,822	Discounted Cash Flow	Internal Rate of Return[8]	10.00%
	13,769,855	Market Comparable Companies	Last 12 Months EBITDA Multiple[7]	6.75x
			Illiquidity Discount[8]	17.50%
Floating Rate Loan Interests	2,103,750	Discounted Cash Flow	Internal Rate of Return[8]	10.00%
Other Interests[6]	3,165,750	Market Comparable Companies	Tangible Book Value Multiple[7]	1.25x
Warrants	479,440	Market Comparable Companies	Last 12 Months EBITDA Multiple[7]	6.75x
			Illiquidity Discount[8]	17.50%
	16,269	Last Dealer Mark — Adjusted	Delta Adjustment Based on Daily Movement in the Common Equity[7]	120%

Total	$23,355,069

[5]   For the year ended February 28, 2015, the valuation technique for an investment classified as corporate bonds changed to utilizing an income approach. Market information previously utilized to determine fair value under the market approach no longer applied to this investment; therefore, the income approach is considered to be a more relevant measure of fair value for this investment.

[6]   For the year ended February 28, 2015, the valuation technique for certain investments classified as other interests changed to utilizing a market approach. The investment was previously valued using an income approach. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	25

Consolidated Schedule of Investments (concluded)

[7]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[8]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[9]	Amount is stated in millions.

See Notes to Consolidated Financial Statements.

26	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Consolidated Statement of Assets and Liabilities

February 28, 2015

Assets
Investments at value — unaffiliated (cost — $1,123,245,473)	$1,102,787,682
Cash	1,155,629
Cash pledged for financial futures contracts	274,000
Investments sold receivable	31,964,289
Interest receivable	11,271,469
Unrealized appreciation on forward foreign currency exchange contracts	499,957
Deferred offering costs	47,168
Foreign currency at value (cost — $31,374)	31,506
Prepaid expenses	10,377
Unrealized appreciation on OTC derivatives	3,903
Swaps receivable	1,772
Swap premiums paid	656
Dividends receivable	18
Other assets	197,452

Total assets	1,148,245,878

Liabilities
Bank borrowings payable	295,000,000
Investments purchased payable	49,715,719
Investment advisory fees payable	459,023
Officer’s and Directors’ fees payable	232,930
Interest expense payable	212,636
Income dividends payable	181,667
Offering costs payable	60,420
Unrealized depreciation on forward foreign currency exchange contracts	82,294
Variation margin payable on financial futures contracts	30,625
Swap premiums received	1,405
Other accrued expenses payable	382,572

Total liabilities	346,359,291

Net Assets	$801,886,587

Net Assets Consist of
Paid-in capital	$1,110,909,027
Distributions in excess of net investment income	(263,640)
Accumulated net realized loss	(288,868,495)
Net unrealized appreciation/depreciation	(19,890,305)

Net Assets	$801,886,587

Net asset value, offering and redemption price per share	$4.29

Shares outstanding, 400 million authorized, par value $0.10 per share	186,913,216

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	27

Consolidated Statement of Operations

Year Ended February 28, 2015

Investment Income
Interest	$64,226,703
Dividends — unaffiliated	240,473
Dividends — affiliated	551
Foreign taxes withheld	(776)

Total income	64,466,951

Expenses
Investment advisory	6,150,009
Professional	323,519
Accounting services	143,839
Transfer agent	117,689
Offering	109,775
Officer and Directors	76,972
Registration	73,865
Custodian	58,273
Printing	55,360
Miscellaneous	144,831

Total expenses excluding interest expense and income tax	7,254,132
Interest expense	2,790,168
Income tax	12,644

Total expenses	10,056,944
Less fees waived by Manager	(1,063)
Less fees paid indirectly	(175)

Total expenses after fees waived and paid indirectly	10,055,706

Net investment income	54,411,245

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(13,511,888)
Financial futures contracts	(552,753)
Foreign currency transactions	3,795,120
Options written	25,783
Swaps	(2,388,721)

(12,632,459)

Net change in unrealized appreciation/depreciation on:
Investments (including $68,530 in deferred foreign capital gains tax)	(16,183,418)
Financial futures contracts	(21,421)
Foreign currency translations	1,000,972
Options written	(21,045)
Swaps	734,644
Unfunded floating rate loan interests	121

(14,490,147)

Net realized and unrealized loss	(27,122,606)

Net Increase in Net Assets Resulting from Operations	$27,288,639

See Notes to Consolidated Financial Statements.

28	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Consolidated Statements of Changes in Net Assets

	Year Ended February 28,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$54,411,245	$37,636,248
Net realized gain (loss)	(12,632,459)	724,987
Net change in unrealized appreciation/depreciation	(14,490,147)	13,302,708

Net increase in net assets resulting from operations	27,288,639	51,663,943

Distributions to Shareholders From[1]
Net investment income:	(55,139,401)	(41,261,648)
Return of capital	—	(1,052,576)

Decrease in net assets resulting from distributions to shareholders	(55,139,401)	(42,314,224)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	—	345,166,797
Reinvestment of distributions	—	267,828

Net increase in net assets derived from capital share transactions	—	345,434,625

Net Assets
Total increase (decrease) in net assets	(27,850,762)	354,784,344
Beginning of year	829,737,349	474,953,005

End of year	$801,886,587	$829,737,349

Distributions in excess of net investment income, end of year	$(263,640)	$(3,499,709)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	29

Consolidated Statement of Cash Flows

Year Ended February 28, 2015

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$27,288,639
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	478,331
Decrease in swaps receivable	69,261
Increase in cash pledged for financial futures contracts	(185,000)
Decrease in cash pledged for centrally cleared swaps	10,000
Decrease in cash pledged as collateral for OTC derivatives	1,260,000
Decrease in other assets	783
Decrease in income tax refund receivable	111,451
Decrease in prepaid expenses	78,052
Decrease in variation margin receivable on financial futures contracts	10,938
Decrease in dividends receivable	17,436
Decrease in swap premiums paid	21,737
Decrease in investment advisory fees payable	(19,150)
Decrease in interest expense payable	(18,328)
Decrease in other accrued expenses payable	(21,498)
Decrease in swaps payable	(1,013)
Increase in Officer’s and Directors’ fees payable	35,502
Decrease in reorganization costs payable	(65,000)
Increase in variation margin payable on financial futures contracts	30,625
Decrease in variation margin payable on centrally cleared swaps	(29)
Decrease in swap premiums received	(1,331,810)
Net realized loss on investments and written options	13,836,042
Net unrealized loss on investments, options written, swaps, foreign currency translations and unfunded loan commitments	14,470,366
Amortization of premium and accretion of discount on investments	(614,874)
Proceeds from sales of long-term investments	610,669,250
Purchases of long-term investments	(595,373,115)
Net proceeds from sales of short-term securities	4,698,789
Premiums paid on closing options written	(13,217)

Cash provided by operating activities	75,444,168

Cash Used for Financing Activities
Proceeds from bank borrowings	290,000,000
Payments on bank borrowings	(310,000,000)
Payments for offering costs	(96,524)
Amortization of deferred offering costs	109,775
Cash dividends paid to shareholders	(55,182,118)

Cash used for financing activities	(75,168,867)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$(5,085)

Cash and Foreign Currency
Net increase in cash and foreign currency	270,216
Cash and foreign currency at beginning of year	916,919

Cash and foreign currency at end of year	$1,187,135

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$2,808,496

See Notes to Consolidated Financial Statements.

30	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Financial Highlights

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
	2015[1]	2014[1]		2013[1]	2012[1]		2011

Per Share Operating Performance
Net asset value, beginning of year	$4.44	$4.38		$4.13	$4.28		$3.89

Net investment income[2]	0.29	0.30		0.33	0.33		0.33
Net realized and unrealized gain (loss)	(0.14)	0.10		0.25	(0.16)		0.40

Net increase from investment operations	0.15	0.40		0.58	0.17		0.73

Distributions from:[3]
Net investment income	(0.30)	(0.33)		(0.33)	(0.32)		(0.33)
Return of capital	—	(0.01)		—	—		(0.01)

Total distributions	(0.30)	(0.34)		(0.33)	(0.32)		(0.34)

Net asset value, end of year	$4.29	$4.44		$4.38	$4.13		$4.28

Market price, end of year	$3.81	$4.08		$4.46	$4.13		$4.05

Total Return[4]
Based on net asset value	4.15%	9.91%		14.78%	4.53%		19.92%

Based on market price	0.66%	(0.81)%		16.87%	10.47%		12.90%

Ratio to Average Net Assets
Total expenses	1.24%	1.38%	[5]	1.41%	1.44%	[6]	1.27%

Total expenses after fees waived and paid indirectly	1.24%	1.38%	[5]	1.41%	1.44%	[6]	1.27%

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	0.89%	1.00%	[5]	1.04% [7]	1.06%	[7]	1.02%

Net investment income	6.68%	6.80%		7.89%	7.99%	[6]	8.22%

Supplemental Data
Net assets, end of year (000)	$801,887	$829,737		$474,953	$445,824		$461,247

Borrowings outstanding, end of year (000)	$295,000	$315,000		$190,000	$145,000		$117,000

Asset coverage, end of year $1,000	$3,719	$3,634		$3,500	$4,075		$4,942

Portfolio turnover rate	54%	54%		72%	59%		81%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived, and total expenses after fees waived and excluding interest expense and income tax would have been 1.31%, 1.31% and 0.94%, respectively.

[6]	Restated to include income taxes for the consolidated entity.

[7]

For the years ended February 28, 2013 and February 29, 2012, the total expense ratio after fees waived and excluding interest expense, borrowing costs and income tax were 0.98% and 0.95%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	31

Notes to Consolidated Financial Statements

1. Organization:

BlackRock Debt Strategies Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund determines and makes available for publication the NAV of its Common Shares on a daily basis.

Reorganizations: In 2013, the Board of Directors of the Fund (the “Board”) and shareholders of the Fund and the Board and shareholders of each of BlackRock Senior High Income Fund, Inc. (“ARK”) and BlackRock Strategic Bond Trust (“BHD”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganizations of each Target Fund into the Fund pursuant to which the Fund acquired substantially all of the assets and substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

Each shareholder of a Target Fund received shares of the Fund in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on December 6, 2013, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Funds	Shares Prior to Reorganization	Conversion Ratio	Shares of the Fund
ARK	56,886,649	0.97437180	55,428,663
BHD	7,065,615	3.26403638	23,062,414

Each Target Fund’s net assets and composition of net assets on December 6, 2013, the valuation date of the reorganization, were as follows:

	Target Funds
	ARK	BHD
Net assets	$243,749,527	$101,417,270
Paid-in capital	$344,418,617	$97,940,284
Distributions in excess of net investment income	$(670,506)	$(195,247)
Accumulated net realized loss	$(100,906,593)	$(9,623)
Net unrealized appreciation/depreciation	$908,009	$3,681,856

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $476,789,832. The aggregate net assets of the Fund immediately after the acquisition amounted to $821,956,629. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments
ARK	$346,992,065	$346,088,163
BHD	$115,609,153	$111,772,185

The purpose of these transactions was to combine three funds managed by BlackRock Advisors, LLC (the “Manager”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on December 9, 2013.

Assuming the acquisition had been completed on March 1, 2013, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended February 28, 2014, are as follows:

•	Net investment income: $55,661,983

•	Net realized and change in unrealized gain/loss on investments: $12,922,509

•	Net increase/decrease in net assets resulting from operations: $68,584,492

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Consolidated Statement of Operations since December 9, 2013.

32	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Notes to Consolidated Financial Statements (continued)

Reorganization costs incurred in connection with the reorganizations were expensed by the Fund.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements include the account of the DSU Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly owned taxable subsidiary of the Fund. The Taxable Subsidiary enables the Fund to hold an investment in Stanley Martin, Class B Membership Units, a operating company and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations. A tax provision for realized and unrealized gains, if any, is included as reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations. The Fund may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of February 28, 2015 were $3,777,219, which is 0.5% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2. Significant Accounting Policies:

The Fund’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	33

Notes to Consolidated Financial Statements (continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written or swaps), or certain borrowings (e.g., bank borrowings payable) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

34	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Notes to Consolidated Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Subject to the Fund’s level distribution plan, the Fund intends to make monthly cash distributions to shareholders, which may consist of net investment income, net realized and unrealized gains on investments and/or return of capital.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates.

The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carry-forwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 7, Income Tax Information, for the tax character of the Fund’s distributions paid during the period.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	35

Notes to Consolidated Financial Statements (continued)

related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment

36	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Notes to Consolidated Financial Statements (continued)

of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of February 28, 2015, the Fund did not have any outstanding unfunded floating rate loan interests.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Consolidated Schedule of Investments.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest and the underlying assets.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	37

Notes to Consolidated Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments including equity risk and/or interest rate risk, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the year ended February 28, 2015, transactions in options written, were as follow:

Puts
	Notional (000)[1]	Premium Received
Outstanding options, beginning of year	$2,000	$39,000
Options written	—	—
Options exercised	—	—
Options expired	—	—
Options closed	(2,000)	(39,000)

Outstanding options, end of year	—	—

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

38	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Notes to Consolidated Financial Statements (continued)

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments Year Ended February 28, 2015
		Value
	Consolidated Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]	—	$(41,551)
Forward foreign currency exchange contracts.	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$499,957	(82,294)
Credit contracts	Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received	4,559	(1,405)

Total		$504,516	$(125,250)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	39

Notes to Consolidated Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended February 28, 2015
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(552,753)	$(21,421)
Swaps	(18,729)	2,423
Options[2]	(71,342)	63,545
Foreign currency exchange contracts:
Foreign currency transactions/translations	4,024,851	1,016,051
Credit contracts:
Swaps	(2,369,992)	732,221

Total	$1,012,035	$1,792,819

[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended February 28, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial future contracts:
Average notional value of contracts sold	$10,643,996
Forward foreign currency exchange contracts:
Average U.S. dollar amounts purchased	$33,813,200
Average U.S. dollar amounts sold	$2,607,339
Options:
Average notional amount of swaption contracts purchased	$250,000
Average notional amount of swaption contracts written	$2,000,000	[3]
Credit default swaps:
Average notional amount — buy protection	$125,000
Average notional amount — sell protection	$2,030,244

[3]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fails to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction

40	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Notes to Consolidated Financial Statements (continued)

may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

As of February 28, 2015, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	—	$30,625
Forward foreign currency exchange contracts	$499,957	82,294
Swaps — OTC[1]	4,559	1,405

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$504,516	$114,324

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(30,625)

Total derivative assets and liabilities subject to an MNA	$504,516	$83,699

[1]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

As of February 28, 2015, the following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$3,558	$(3,558)	—	—	—
Barclays Bank PLC	1,970	—	—	—	$1,970
BNP Paribas S.A.	4,249	—	—	—	4,249
Citibank N.A.	416,359	—	—	—	416,359
Deutsche Bank AG	4,430	(4,430)	—	—	—
Goldman Sachs Bank USA	3,153	—	—	—	3,153
Goldman Sachs International	14,200	—	—	—	14,200
State Street Bank & Trust Co.	1,830	(1,830)	—	—	—
UBS AG	54,767	(1,405)	—	—	53,362

Total	$504,516	$(11,223)	—	—	$493,293

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	41

Notes to Consolidated Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$63,914	$(3,558)	—	—	$60,356
Deutsche Bank AG	4,685	(4,430)	—	—	255
State Street Bank & Trust Co.	13,695	(1,830)	—	—	11,865
UBS AG	1,405	(1,405)	—	—	—

Total	$83,699	$(11,223)	—	—	$72,476

[1]	The amount of derivatives available for offset is limited to the amount of the assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.55% of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Consolidated Statement of Operations.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Taxable Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement with BFM expired.

Certain officers and/or Directors of the Fund are officers and/or Directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and Directors in the Consolidated Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended February 28, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $608,548 and $23,293, respectively.

6. Purchases and Sales:

For the year ended February 28, 2015, purchases and sales of investments including paydowns and excluding short-term securities were $604,857,352 and $625,421,042, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended February 28, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

42	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Notes to Consolidated Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of February 28, 1015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of February 28, 2015, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, non-deductible expenses, securities in default and expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(3,821,198)
Distributions in excess of net investment income	$3,964,225
Accumulated net unrealized loss	$(143,027)

The tax character of distributions paid was as follows:

	2/28/15	2/28/14
Ordinary income	$55,139,401	$41,261,648
Return of capital	—	1,052,576

Total	$55,139,401	$42,314,224

As of February 28, 2015, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$5,137,255
Capital loss carryforwards	(281,195,542)
Net unrealized losses[1]	(28,714,963)
Qualified late-year losses[2]	(4,249,190)

Total	$(309,022,440)

[1]

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, income recognized from pass-through entities, the accounting for swap agreements, the deferral of compensation to directors and an investment in a wholly owned subsidiary.

[2]	The Fund has elected to defer certain qualified late year losses and recognize such losses in the next taxable year.

As of February 28, 2015, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires February 28,
2016	$17,361,478
2017	64,528,254
2018	155,847,890
2019	16,301,990
No expiration date[3]	27,155,930

Total	$281,195,542

[3]	Must be utilized prior to losses subject to expiration.

As of February 28, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,131,413,020

Gross unrealized appreciation	$29,666,586
Gross unrealized depreciation	(58,291,924)

Net unrealized depreciation	$(28,625,338)

8. Borrowings:

The Fund is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to the Fund. As of February 28, 2015, the Fund has not received any notice to terminate. The Fund has granted a security interest in substantially all of its assets to SSB. The SSB Agreement allows for a maximum commitment amount of $405,000,000.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	43

Notes to Consolidated Financial Statements (continued)

Advances will be made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Fund pays a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if the Fund meets certain conditions. The fees associated with each of the agreements are included in the Consolidated Statement of Operations as borrowing costs, if any. Advances to the Fund as of February 28, 2015 are shown in the Consolidated Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Fund may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended February 28, 2015, the average amount of bank borrowings and the daily weighted average interest rates for the Fund with loans under the revolving credit agreements were as follows:

Average amount of bank borrowings	$303,926,027
Daily weighted average interest rate	0.92%

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. See the Consolidated Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

The Fund is authorized to issue 400 million shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders. In connection with the reorganizations, the Fund increased its authorized shares from 200 million shares to 400 million shares.

The Fund filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue an additional 16,125,000 Common Shares through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Fund’s NAV per Common Share (calculated within 48 hours of pricing). Please see Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Costs incurred by the Fund in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended February 28, 2015	—
Year Ended February 28, 2014	60,013

44	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Notes to Consolidated Financial Statements (concluded)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend of $0.024 per share on March 31, 2015 to Common Shareholders of record on March 13, 2015.

Additionally, the Fund declared a net investment income dividend on April 1, 2015 payable to Common Shareholders of record on April 15, 2015 for the same amount noted above.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Debt Strategies Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Debt Strategies Fund, Inc. and Subsidiary (the “Fund”), as of February 28, 2015, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented (consolidated financial highlights for each of the four years ended February 28, 2015). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of February 28, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Debt Strategies Fund, Inc. and Subsidiary as of February 28, 2015, the consolidated results of their operations and their cash flows for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented (consolidated financial highlights for each of the four years ended February 28, 2015), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

April 22, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended February 28, 2015.

		Interest-Related Dividends for Non-US Residents[1]
Month(s) Paid:
	March 2014 — January 2015	74.86%
	February 2015	81.81%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident alien corporations.

46	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Fund declares a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participant’s accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	47

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Richard E. Cavanagh 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	79 RICs consisting of 79 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	79 RICs consisting of 79 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack, Inc. (Financial technology company) since 2015.	79 RICs consisting of 79 Portfolios	None
Frank J. Fabozzi[4] 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	112 RICs consisting of 231 Portfolios	None
Kathleen F. Feldstein 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	79 RICs consisting of 79 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	79 RICs consisting of 79 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College since 2000-2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	79 RICs consisting of 79 Portfolios	BlackRock Kelso Capital Corp. (business develop- ment company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	79 RICs consisting of 79 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

48	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
W. Carl Kester 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	79 RICs consisting of 79 Portfolios	None
[1] The address of each Director and Officer is c/o BlackRock, Inc., Park Avenue Plaza 55 East 52nd Street New York, NY 10055.

[2]    Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof. In 2014, the Board of Directors unanimously approved further extending the mandatory retirement age for James T. Flynn until the Fund’s annual shareholders meeting in 2015, which the Board of Directors believes is in the best interest of shareholders.

[3]    Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4] Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.
Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	112 RICs consisting of 231 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Director since 2015, President and Chief Executive Officer since 2011

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

				108 RICs consisting of 176 Portfolios	None

5   Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Directors of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	49

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer[3]	Since 2014

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Director and Officer is c/o BlackRock, Inc., Park Avenue Plaza 55 East 52nd Street New York, NY 10055.
[2] Officers of the Fund serve at the pleasure of the Board.

[3]    For closed-end funds, Charles Park should only be listed as an AML officer for BlackRock Preferred Partners (and any future continuously offered closd-end fund). For generic closed-end funds, Charles Park is CCO only.

Effective September 5, 2014, Brendan Kyne resigned as a Vice President of the Fund.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Directors of the Fund. Effective December 31, 2014, Barbara G. Novick and John M. Perlowski were appointed to serve as Directors of the Fund.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

	Custodian State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

50	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Additional Information

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The portion of dividend distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Consolidated Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	51

Additional Information (continued)

General Information

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

On September 5, 2014, the Board adopted the following fundamental policy: As a fundamental policy, to the extent the Fund invests in corporate loans, the Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies.

On December 5, 2014, the Board adopted the following fundamental policy: The Fund will always invest a portion of its assets in Corporate Loans.

During the period, except as described above, there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charters or by-laws that would delay or prevent a change of control of the Fund that were not approved by shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

52	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

Additional Information (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notice

These amounts and sources of distributions reported are only estimates provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

February 28, 2015

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
DSU	$0.295	—	—	$0.295	100%	0%	0%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Shelf Offering Program

From time-to-time, the Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, the Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

The Fund has filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus are not offers to sell Fund Common Shares or solicitations of an offer to buy Fund Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus contains important information about the Fund, including its investment objectives, risks, charges and expenses. Investors are urged to read the prospectus of the Fund carefully and in its entirety before investing. A copy of the final prospectus for the Fund can be obtained from BlackRock at http://www.blackrock.com.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015	53

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2015

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFDSU-2/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Debt Strategies Fund, Inc.	$100,063	$83,438	$0	$0	$15,402	$15,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

  1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit   Fees.

  2 The nature of the services includes tax compliance, tax advice and tax planning.

  3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the   registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Debt Strategies Fund, Inc.	$15,402	$15,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)    The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934
(15 U.S.C. 78c(a)(58)(A)):

Michael Castellano Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards

(b) Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of February 28, 2015.

(a)(1)	The Fund is managed by a team of investment professionals comprised of Leland T. Hart, Managing Director at BlackRock, James E. Keenan, Managing Director at BlackRock, and C. Adrian Marshall, Director at BlackRock. Messrs. Hart, Keenan and Marshall are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Hart, Keenan and Marshall have been members of the Fund’s management team since 2009.

Portfolio Manager	Biography
Leland T. Hart	Managing Director of BlackRock since 2009; Partner of R3 Capital Partners (“R3”) in 2009; Managing Director of R3 from 2008 to 2009; Managing Director of Lehman Brothers from 2006 to 2008; Executive Director of Lehman Brothers from 2003 to 2006.
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.
C. Adrian Marshall	Managing Director of BlackRock since 2007; Vice President of BlackRock from 2004 to 2007.

(a)(2) As of February 28, 2015:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Leland T. Hart	6	24	13	0	4	0
	$4.51 Billion	$1.73 Billion	$1.64 Billion	$0	$2.48 Million	$0
James E. Keenan	13	28	18	0	3	4
	$27.16 Billion	$12.24 Billion	$6.48 Billion	$0	$10.17 Million	$541.1 Million
C. Adrian Marshall	6	24	13	0	4	0
	$4.51 Billion	$1.73 Billion	$1.64 Billion	$0	$2.48 Million	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Hart, Keenan and Marshall may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Hart, Keenan and Marshall may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of February 28, 2015:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of February 28, 2015.

    BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and
5-year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Managers	Applicable Benchmarks
Leland T. Hart C. Adrian Marshall	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.
James Keenan	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of February 28, 2015.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Leland Hart	None
James Keenan	$10,001 - $50,000
C. Adrian Marshall	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date:	May 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date:	May 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Debt Strategies Fund, Inc.

Date:	May 1, 2015